UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

BLUE APRON HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

2022
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT

Dear Blue Apron
STOCKHOLDER:
We are pleased to invite you to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Blue Apron Holdings, Inc. (“Blue Apron”) to be held on Monday, June 13, 2022 at 10:00 a.m., Eastern Time, via the Internet at a virtual web conference at meetnow.global/MYTZZ5R .
Our Annual Meeting will be a virtual meeting of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the virtual meeting and submit questions during the virtual meeting by visiting the above-mentioned Internet site. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world. Going forward, we intend to evaluate annually whether to hold a virtual or in-person meeting so as to best enable stockholder attendance and participation.
Details regarding the virtual meeting and the business to be conducted are more fully described in the accompanying Notice of 2022 Annual Meeting of Stockholders and Proxy Statement.
Pursuant to the Securities and Exchange Commission (“SEC”) rules that allow issuers to furnish proxy materials to stockholders over the Internet, we are posting the proxy materials on the Internet and delivering a notice of the Internet availability of the proxy materials under the SEC’s “notice and access” rules. On or about April 29, 2022, we will begin mailing to our stockholders a Notice of Internet Availability (the “Notice”) containing instructions on how to access or request a copy of our Proxy
Statement for the Annual Meeting and our Annual Report on Form 10-K for the year ended December 31, 2021.
YOUR VOTE IS IMPORTANT.
Whether or not you plan to attend the Annual Meeting online, I hope you will submit a proxy to vote your shares as soon as possible. You may submit a proxy to vote your shares over the Internet in advance of the Annual Meeting or during the virtual Annual Meeting or, if you requested printed copies of proxy materials, you may also vote by mailing a proxy card or submitting a proxy by telephone. Please review the instructions on the Notice or on the proxy card regarding your voting options.
If you plan to attend the virtual Annual Meeting, you will need the control number included in your Notice, on your proxy card or voting instruction form. The virtual Annual Meeting will begin promptly at 10:00 a.m., Eastern Time on June 13, 2022. Please allow yourself ample time for the online check-in procedures.
Thank you for being a Blue Apron stockholder. We hope that you can attend the Annual Meeting online.
Sincerely,
LINDA FINDLEY President and Chief Executive Officer
April 29, 2022

BLUE APRON HOLDINGS, INC.  |  28 LIBERTY STREET, NEW YORK, NY 10005  |  INVESTORS.BLUEAPRON.COM

Notice of 2022 Annual Meeting
OF STOCKHOLDERS
Notice is hereby given that Blue Apron Holdings, Inc. will hold its 2022 Annual Meeting of Stockholders (the “Annual Meeting”):
At the Annual Meeting, we will ask you to consider and vote upon these proposals.
Items of business
1
To elect the following two Class II directors to hold office until our 2023 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal:
•
Jennifer Carr-Smith            • Brenda Freeman

2	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022
3
To approve an amendment to our restated certificate of incorporation, as amended, to remove certain supermajority voting requirements, namely:
(a) eliminating the supermajority voting requirement to amend our amended and restated by-laws;
(b) eliminating the supermajority voting requirements to amend certain provisions of our restated certificate of incorporated, as amended; and
(c) eliminating the supermajority voting requirement to remove directors

4
To approve an amendment to our restated certificate of incorporation, as amended, to allow holders who own at least twenty-five percent (25%) in voting power of our outstanding shares of stock to request that a special meeting of stockholders be called

5	To transact any other business that properly comes before the Annual Meeting (including adjournments and postponements thereof)
Our Annual Meeting will be a virtual meeting of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the virtual meeting and submit questions during the virtual meeting by visiting the above-mentioned Internet site. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world. Going forward, we intend to evaluate annually whether to hold a virtual or in-person meeting so as to best enable stockholder attendance and participation.
Only holders of record of our Class A common stock at the close of business on April 18, 2022 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting as set forth in the enclosed proxy statement (the “Proxy Statement”). A complete list of registered stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to investor.relations@blueapron.com, stating the purpose of the request and providing proof of ownership of Class A common stock. This list will

Notice of 2022 Annual Meeting OF STOCKHOLDERS
also be available for examination to stockholders of record during the virtual Annual Meeting webcast at meetnow.global/MYTZZ5R.
You are entitled to virtually attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. If you are a stockholder of record, your ownership as of the Record Date will be verified prior to admittance into the virtual Annual Meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you must provide proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership, to attend, vote and ask questions at the virtual Annual Meeting. Further information about how to attend the virtual Annual Meeting online, vote your shares online during the meeting and submit questions online during the meeting is included in the accompanying Proxy Statement. For instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section titled “Voting” beginning on page 3 of the attached Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By Order of Our Board of Directors,
MEREDITH L. DEUTSCH
General Counsel and Corporate Secretary
April 29, 2022

Your Vote IS IMPORTANT

In order to ensure your representation at the Annual Meeting, whether or not you plan to attend the virtual Annual Meeting online, please submit a proxy to vote your shares as promptly as possible over the Internet by following the instructions on your Notice or, if you requested printed copies of your proxy materials, by following the instructions on your proxy card.
Your participation will help to ensure the presence of a quorum at the virtual Annual Meeting and save Blue Apron the extra expense associated with additional solicitation.
If you hold your shares through a broker, your broker is not permitted to vote on your behalf in the election of directors or on the amendments to our restated certificate of incorporation, as amended, unless you provide specific instructions to the broker by completing and returning any voting instruction form that the broker provides (or following any instructions that allow you to vote your broker-held shares via telephone or the Internet).
For your vote to be counted, you will need to submit your proxy in advance of the Annual Meeting or vote at the Annual Meeting in accordance with the instructions set forth in these proxy materials.
Submitting a proxy to vote your shares in advance will not prevent you from attending the virtual Annual Meeting online, revoking your earlier submitted proxy in accordance with the instructions set forth in the proxy materials or voting your shares online during the virtual Annual Meeting.

BLUE APRON HOLDINGS, INC.  |  28 LIBERTY STREET, NEW YORK, NY 10005  |  INVESTORS.BLUEAPRON.COM

Table of
CONTENTS
1	General Information
1	Explanatory Note
2	Information about Our Annual Meeting and Voting
7	Proposal 1—Election of Directors
7	Number of Directors; Board Structure
7	Nominees
7	Recommendation of Our Board of Directors
8	Directors, Executive Officers and Corporate Governance
8	Board of Directors
17	Executive Officers
20	Director Independence
21	Board Leadership Structure
21	Code of Conduct and Ethics
21	Corporate Governance Guidelines
22	Board Meetings
22	Annual Meeting Attendance
22	Committees
25	Compensation Consultants
26	Compensation Committee Interlocks and Insider Participation
26	Board Processes
28	Stockholder Communications
29	Environmental, Social, and Governance Initiatives
32	Proposal 2—Ratification of the Appointment of Our Independent Registered Public Accounting Firm
32	Principal Accounting Fees and Services
33	Recommendation of Our Board of Directors
33	Report of the Audit Committee of Our Board of Directors
34	Proposal 3—Approval of an Amendment to our Restated Certificate of Incorporation, as Amended, to Remove Certain Supermajority Voting Requirements
36	Recommendation of Our Board of Directors
37	Proposal 4—Approval of an Amendment to our Restated Certificate of Incorporation, as Amended, to Allow Holders Who Own at Least Twenty-Five Percent (25%) in Voting Power of our Outstanding Shares of Stock to Request that a Special Meeting of Stockholders Be Called
38	Recommendation of Our Board of Directors
40	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
42	Executive Compensation
42	Executive Compensation Overview
42	Summary Compensation Table
43	Narrative to Summary Compensation Table
45	Outstanding Equity Awards at Fiscal Year-End
46	Equity Compensation Plan Information
47	Potential Payments Upon Termination or Change in Control
48	Retirement Benefits
48	Employee Benefits and Perquisites
48	Prohibition on Hedging and Certain Other Transactions
49	Limitation of Liability and Indemnification
50	Director Compensation
52	Certain Relationships and Related Transactions
52	Policies and Procedures for Related Person Transactions
53	Related Person Transactions
58	Transaction of Other Business
58	Additional Information
58	Procedures for Submitting Stockholder Proposals
A-1	Annex A—Proposed Certificate of Amendment to Restated Certificate of Incorporation
B-1	Annex B—Proposed Amendment to Amended and Restated By-Laws

In this proxy statement the terms “Blue Apron,” “the company,” “we,” “us,” and “our” refer to Blue Apron Holdings, Inc.
Certain statements in this Proxy Statement, other than purely historical information, including statements relating to our business plans and objectives, and the assumptions upon which those statements are based, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may appear throughout this report. When used in this Proxy Statement, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially, including but not limited to the risks and uncertainties identified in Item 1A of our Annual Report for the year ended December 31, 2021, filed on Form 10-K with the Securities and Exchange Commission (“SEC”) on February 25, 2022, our ability to set and achieve our environmental, sustainability and corporate governance goals, as set forth under “Directors, Executive Officers and Corporate Governance—Environmental, Social and Governance Initiatives” of this Proxy Statement, on our anticipated timeframe or at all, and in risks and uncertainities described in other filings that we may make with the SEC in the future. The Proxy Statement speaks only as to the date it has been made available to stockholders, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.
All website addresses set forth in this Proxy Statement are for information only and are not intended to be an active link or to incorporate any website information into this document.

Proxy Statement for the 2022 Annual Meeting
OF STOCKHOLDERS TO BE HELD MONDAY, JUNE 13, 2022
General Information

Our board of directors solicits your proxy on our behalf for the 2022 Annual Meeting of Stockholders (the “Annual Meeting”), and at any postponement or adjournment of the Annual Meeting, for the purposes set forth in this Proxy Statement and the accompanying Notice of Internet Availability of Proxy Materials (the “Notice”).

The Annual Meeting will be held:
Availability of proxy materials

We intend to mail a Notice of Internet Availability of Proxy Materials to stockholders of record and to make this Proxy Statement and accompanying materials available on the internet on or about April 29, 2022.

The mailing address of our principal executive offices is:
Blue Apron Holdings, Inc. 28 Liberty Street New York, NY 10005
Explanatory Note

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may remain an emerging growth company until December 31, 2022.

BLUE APRON 2022 PROXY STATEMENT   1

PROXY STATEMENT | Information about the Annual Meeting and Voting
Information about the Annual Meeting and Voting

INTERNET AVAILABILITY OF PROXY MATERIALS
We are providing access to our proxy materials over the Internet. On or about April 29, 2022, we will mail the Notice to stockholders, unless they requested a printed copy of proxy materials. The Notice contains instructions on how to access our proxy materials and how to vote. If you would like to receive a paper or e-mail copy of our proxy materials, please follow the instructions in the Notice. If you requested printed versions of these materials by mail, they will also include a proxy card for the virtual Annual Meeting.
RECORD DATE
April 18, 2022.
QUORUM
The holders of a majority of the voting power of all issued and outstanding shares of our Class A common stock entitled to vote on the Record Date must be virtually present online or represented by proxy at the Annual Meeting to constitute a quorum.
SHARES OUTSTANDING
Class of Blue Apron shares	Number of outstanding shares as of the Record Date
Class A common stock	32,660,603 shares
Class B common stock	none
Class C capital stock	none
STOCKHOLDER LIST
A list of registered stockholders as of the close of business on the Record Date will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to investor.relations@blueapron.com, stating the purpose of the request and providing proof of ownership of Class A common stock. This list will also be available for examination to stockholders of record during the virtual Annual Meeting webcast at meetnow.global/MYTZZ5R.
ATTENDANCE AT VIRTUAL ANNUAL MEETING
We will host the Annual Meeting live online via webcast. You may attend the Annual Meeting live online by visiting meetnow.global/MYTZZ5R. The webcast will start at 10:00 a.m., Eastern Time, on Monday, June 13, 2022. You will need the control number included on your Notice, proxy card or voting instruction form in order to be able to attend, vote or ask questions during the meeting. The password for the meeting is APRN2022. Please allow yourself ample time for the online check-in procedures.
If you are not a stockholder of record but hold shares through an intermediary, such as a bank or broker, trustee or nominee, you must provide proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership, to attend the virtual Annual Meeting. To register to attend the virtual Annual Meeting, you must submit proof of beneficial ownership as of the Record Date, with your name and email address to Computershare. Requests for registration of beneficial owners must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 3, 2022. You will receive a confirmation of your registration by email after Computershare receives your registration materials. Requests for registration should be directed to:
legalproxy@computershare.com
Computershare Blue Apron Holdings, Inc. Legal Proxy P.O. Box 43001 Providence, Rhode Island 02940-3001

2   BLUE APRON 2022 PROXY STATEMENT

PROXY STATEMENT | Information about the Annual Meeting and Voting
QUESTIONS AT THE ANNUAL MEETING
If you wish to submit a question prior to or during the virtual Annual Meeting, you may log into, and ask a question on, the virtual meeting platform at meetnow.global/MYTZZ5R. Our virtual meeting will be governed by our Rules of Conduct which will be available on the virtual meeting platform during the virtual Annual Meeting. The Rules of Conduct will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.
VOTING
There are five ways a stockholder of record can vote. If you are a stockholder of record as of the Record Date, you may vote by using any of the following methods:
STOCKHOLDERS OF RECORD
BY INTERNET	Prior to the Meeting, go to www.investorvote.com/APRN
BY QR CODE	Scan the QR code on your proxy card
BY TELEPHONE	Call toll-free 1 (800) 652-VOTE (8683) within the USA, US territories and Canada
BY MAIL	If you requested printed copies of proxy materials, complete, sign and date your proxy card and return in the postage-paid envelope
DURING THE MEETING	Go to meetnow.global/MYTZZ5R
If you hold your shares through a bank or broker, please follow their instructions in order to vote.
The Annual Meeting will be a virtual only meeting, which can be accessed at meetnow.global/MYTZZ5R. If you are a stockholder of record as of the Record Date, you will have the ability to attend the virtual meeting and vote online during the meeting. If you are not a stockholder of record but hold shares through an intermediary, such as a bank or broker, trustee or nominee, see “Attendance at Virtual Annual Meeting” above. Submitting a proxy will not prevent a stockholder from attending the Annual Meeting virtually, revoking an earlier-submitted proxy in accordance with the process outlined below and voting online during the virtual meeting.
DEADLINE TO VOTE
In order to be counted, proxies submitted by telephone, Internet or QR Code must be received by 11:59 p.m., Eastern Time, on June 12, 2022. Proxies submitted by U.S. mail must be received before the start of the virtual Annual Meeting.

REVOKING YOUR PROXY
Stockholders of record may revoke their proxies by virtually attending the Annual Meeting and voting online during the meeting, by filing an instrument in writing revoking the proxy prior to the meeting or by filing another duly executed proxy bearing a later date with our Corporate Secretary before the vote is counted or by submitting a proxy again using the telephone or Internet before the cutoff time (11:59 p.m., Eastern Time, on June 12, 2022). Your latest telephone or Internet proxy submitted prior to the Annual Meeting is the one that will be counted, unless you virtually attend the Annual Meeting and vote your shares online during the meeting. Attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy. If you hold shares through a bank or broker, you may revoke any prior voting instructions by contacting that firm.
VOTING RIGHTS
Holders of our Class A common stock are entitled to one vote per share of Class A common stock held on the Record Date in respect of any proposal presented at the Annual Meeting. Holders of our Class B common stock are entitled to ten votes per share of Class B common stock held on the Record Date in respect of any proposal presented at the Annual Meeting; however, there were no shares of Class B common stock outstanding as of the Record Date. Holders of our Class C capital stock have no voting rights except as prescribed by law or as provided in our restated certificate of incorporation, as amended; however, there were no shares of Class C capital stock outstanding as of the Record Date.

BLUE APRON 2022 PROXY STATEMENT   3

PROXY STATEMENT | Information about the Annual Meeting and Voting
VOTES REQUIRED TO ADOPT PROPOSALS
For Proposal 1, the election of directors, the two nominees receiving the highest number of votes properly cast FOR election, or a “plurality” of the votes properly cast, will be elected as directors.
For Proposal 2, a majority of the votes properly cast FOR the proposal is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
For Proposals 3(a), 3(b) and 3(c), the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the votes entitled to be cast at the meeting FOR the proposals is required to approve amendments to our restated certificate of incorporation, as amended, to remove certain supermajority voting requirements.
For Proposal 4, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the votes entitled to be cast at the meeting FOR the proposal is required to approve an amendment to our restated certificate of incorporation, as amended, to allow holders who own at least twenty-five (25%) in voting power of our outstanding shares of stock to request that a special meeting of stockholders be called.

Proposal		Board voting recommendation	Vote required	Effect of abstentions	Broker discretionary voting allowed	Effect of broker non-votes
1	Election of directors	FOR each director nominee	The two nominees receiving the highest number of votes properly cast FOR election, or a “plurality” of the votes properly cast, will be elected as directors	Not applicable	No	No effect
2	Ratification of the Appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR	A majority of the votes properly cast FOR the proposal	No effect	Yes	Not applicable
3(a)	Approval of an amendment to our restated certificate of incorporation, as amended, to remove the supermajority voting requirement to amend our amended and restated by-laws	FOR	Affirmative vote of 66-2/3% of the votes entitled to be cast at the meeting FOR the proposal	Vote against	No	Vote against
3(b)
Approval of an amendment to our restated certificate of incorporation, as amended, to remove the supermajority voting requirements to amend certain provisions of our restated certificate of incorporated, as amended
		FOR	Affirmative vote of 66-2/3% of the votes entitled to be cast at the meeting FOR the proposal	Vote against	No	Vote against

4   BLUE APRON 2022 PROXY STATEMENT

PROXY STATEMENT | Information about the Annual Meeting and Voting
Proposal		Board voting recommendation	Vote required	Effect of abstentions	Broker discretionary voting allowed	Effect of broker non-votes
3(c)	Approval of an amendment to our restated certificate of incorporation, as amended, to remove the supermajority voting requirement to remove directors	FOR	Affirmative vote of 66-2/3% of the votes entitled to be cast at the meeting FOR the proposal	Vote against	No	Vote against
4
Approval of an amendment to our restated certificate of incorporation, as amended, to allow holders who own at least twenty-five percent (25%) in voting power of our outstanding shares of stock to request that a special meeting of stockholders be called
		FOR	Affirmative vote of 66-2/3% of the votes entitled to be cast at the meeting FOR the proposal	Vote against	No	Vote against
EFFECT OF ABSTENTIONS AND BROKER NON-VOTES
Votes withheld from any nominee, abstentions and “broker non-votes” (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum. Shares voting “withheld” have no effect on the election of directors.
Abstentions have no effect on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
Abstentions and broker non-votes will have the same effect as votes against the approval of amendments to our restated certificate of incorporation, as amended, to remove certain supermajority voting requirements.
Abstentions and broker non-votes will have the same effect as votes against the approval of an amendment to our restated certificate of incorporation, as amended, to allow holders who own at least twenty-five percent (25%) in voting power of our outstanding shares of stock to request that a special meeting of stockholders be called.
Under the rules that govern brokers holding shares for their customers, brokers who do not receive voting instructions from their customers have the discretion to vote uninstructed shares on routine matters, but do not have discretion to vote such uninstructed shares on non-routine matters. Proposal 2, the ratification of the appointment of Ernst & Young LLP, is considered a routine matter where brokers are permitted to vote shares held by them without instruction. If your shares are held through a broker, those shares will not be voted in the election of directors, the proposal to amend our restated certificate of incorporation, as amended, to remove certain supermajority voting requirements, or the proposal to amend our restated certificate of incorporation, as amended, to allow holders who own at least twenty-five percent (25%) in voting power of our outstanding shares of stock to request that a special meeting of stockholders be called, unless you affirmatively provide the broker instructions on how to vote on those matters.
VOTING INSTRUCTIONS
If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit proxy voting instructions but do not direct how your shares should be voted on each item, the persons named as proxies will vote FOR the election of the nominees for directors, FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, FOR the approval of amendments to our restated certificate of

BLUE APRON 2022 PROXY STATEMENT   5

PROXY STATEMENT | Information about the Annual Meeting and Voting
incorporation, as amended, to remove certain supermajority voting requirements, and FOR the approval of an amendment to our restated certificate of incorporation, as amended, to allow holders who own at least twenty-five percent (25%) in voting power of our outstanding shares of stock to request that a special meeting of stockholders be called. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment, although we have not received timely notice of any other matters that may be properly presented for voting at the Annual Meeting.
VOTING RESULTS
We will announce preliminary results at the Annual Meeting. We will report final results by filing a Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and final results in an amendment to the Form 8-K after they become available.
ADDITIONAL SOLICITATION/COSTS
We are paying for the distribution of the proxy materials and solicitation of the proxies. As part of this process, we reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. Our directors, officers and employees may also solicit proxies on our behalf virtually during the meeting, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.
HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2021 as applicable, is being delivered to multiple stockholders sharing an address unless we have received contrary instructions. We will promptly deliver a separate copy of any of these documents to you if you request such separate copies by contacting us at:
Blue Apron Holdings, Inc. Attention: Investor Relations 28 Liberty Street New York, New York 10005
investor.relations@blueapron.com
(347) 719-4312
If you want to receive separate copies of the Notice, Proxy Statement or Annual Report on Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address, email or telephone number.

6   BLUE APRON 2022 PROXY STATEMENT

Proposal 1—
ELECTION OF DIRECTORS
Number of Directors; Board Structure

Currently, our board of directors is divided into three staggered classes of directors, designated Class I, Class II and Class III, with directors elected to staggered three-year terms. For so long as there are three classes of directors, meaning until after the Annual Meeting, each class consists of nearly an equal number of directors as possible.
The terms of our Class II directors expire at the Annual Meeting. The terms of our Class III directors will expire at the 2023 annual meeting. The terms of our Class I directors will expire at the 2024 annual meeting. Commencing with the Annual Meeting, directors will be elected to one-year terms of office, meaning that the Class II and Class III directors will effectively become a single class after the Annual Meeting and at our 2024 annual meeting of stockholders we will have a single class of directors subject to annual election for one-year terms. Directors who have been elected or appointed to three-year terms prior to the Annual Meeting will complete those three-year terms, and thereafter will be eligible for annual one-year term re-election after completion of their current terms. In all cases, each director holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Nominees

Based on the recommendation of our nominating and corporate governance committee, our board of directors has nominated Jennifer Carr-Smith and Brenda Freeman for election as directors to hold office until our 2023 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal. Each of the nominees is a current member of our board of directors and has consented to serve if elected.
Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received FOR the election of each nominee. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the members of our board of directors. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on our board of directors. Our board of directors may fill such vacancy at a later date or reduce the size of our board of directors. We have no reason to believe that either of the nominees will be unwilling or unable to serve if elected as a director.

Recommendation of Our Board of Directors

JENNIFER CARR-SMITH
BRENDA FREEMAN

The board of directors recommends that you vote FOR the election of each of Jennifer Carr-Smith and Brenda Freeman as Class II directors.

BLUE APRON 2022 PROXY STATEMENT   7

Directors, Executive Officers
AND CORPORATE GOVERNANCE
Board of Directors

The biographies of each of the director nominees and continuing directors below contain information regarding each such person’s service as a director on our board of directors, business experience and other experiences, qualifications, attributes or skills that caused our board of directors and nominating and corporate governance committee to determine that the person should serve as a director of the company. In addition to the information presented below regarding each such person’s specific experience, qualifications, attributes and skills that led our board of directors and nominating and corporate governance committee to the conclusion that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our board of directors, including a commitment to understanding our business and industry. We also value our directors’ experience in relevant areas of business management and on other boards of directors and board committees.
Our corporate governance guidelines also dictate that a majority of our board of directors be comprised of independent directors whom our board of directors has determined have no material relationship with the company and are otherwise “independent” directors under the published listing rules of the New York Stock Exchange (“NYSE”).

8   BLUE APRON 2022 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Board of Directors
Below is information, as of April 29, 2022, regarding our director nominees and directors whose terms are continuing after the Annual Meeting.
Director	Age	Blue Apron director since	Independent	Committees
				Audit	Compensation	Nominating and Corporate Governance
• CLASS II DIRECTORS, NOMINEES FOR ELECTION AT THE 2022 ANNUAL MEETING
Jennifer Carr-Smith	50	2020 since 2021
Brenda Freeman	57	2020
• CLASS I CONTINUING DIRECTORS, WITH TERMS EXPIRING AT THE 2024 ANNUAL MEETING
Linda Findley	48	2019
Amit Shah	46	2022
• CLASS III CONTINUING DIRECTORS, WITH TERMS EXPIRING AT THE 2023 ANNUAL MEETING
Beverly K. Carmichael	63	2022
Peter Faricy	55	2020
Elizabeth Huebner	64	2020
COMMITTEE CHAIR	COMMITTEE MEMBER	CHAIRPERSON OF THE BOARD	AUDIT COMMITTEE FINANCIAL EXPERT

BLUE APRON 2022 PROXY STATEMENT   9

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Board of Directors

We are committed to ensuring that our board of directors, taken as a whole, embodies a diverse set of skills, experience and abilities. In order to follow through with that commitment, as well a commitment we made in the Purchase Agreement dated as of September 15, 2021, that we entered into with RJB Partners LLC (“RJB Partners”) and Matthew B. Salzberg (the “September 2021 Purchase Agreement”) in connection with our equity raise which we closed in November 2021 (discussed below under the heading “Related Person Transactions” of this Proxy Statement), to the extent that, following the Annual Meeting, our board of directors is not composed of individuals at least half of whom are women and at least half of whom are persons of color, we will either increase the size of the board of directors and appoint new directors, or obtain resignations from then-current directors, such that at least half of the directors are women and at least half of the directors are persons of color.

10   BLUE APRON 2022 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Class II Nominees for Election
Class II Nominees for Election for a One-Year Term Ending at the 2023 Annual Meeting

AGE 50 DIRECTOR SINCE October 2020 CHAIRPERSON OF THE BOARD OF DIRECTORS SINCE September 2021 COMMITTEES • Audit •Compensation	Jennifer Carr-Smith	INDEPENDENT

BACKGROUND
•
Ms. Carr-Smith has been the president of JCS Advisory Services, LLC, a firm providing advisory services to high growth companies in the digital, consumer space, since April 2018. In connection with her role at JCS Advisory Services, LLC, Ms. Carr-Smith has served as an interim executive and/or director at various companies.

•
Since July 2021, Ms. Carr-Smith has served as the co-founder and president of Athena Consumer Acquisition Corp., a company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

•
From August 2017 to April 2018, Ms. Carr-Smith was general manager and senior vice president North America Local of Groupon, Inc., a global e-commerce marketplace.

•
From June 2015 to August 2017, Ms. Carr-Smith was the chief executive officer and president of Peapod Online Grocer, LLC, an online grocery delivery service.

•
Ms. Carr-Smith has previously served as chief operating officer of each of J. Crew Direct, giggle and Gilt.com.

•
Ms. Carr-Smith has served as a member of the boards of directors of Perdue Farms since February 2019, Full Harvest since January 2020, Australia-based Woolworths Group (ASX: WOW) since May 2019 and Zeal Grass Milk Creamery since June 2020.

EDUCATION
•
Ms. Carr-Smith holds a B.A. degree in economics from Brown University and an M.B.A. degree from Harvard Business School.

QUALIFICATIONS
•
We believe that Ms. Carr-Smith is qualified to serve on our board of directors due to her experience building, scaling and transforming businesses across industry sectors, including consumer packaged goods, apparel and grocery, and her experience as an e-commerce operating executive.

BLUE APRON 2022 PROXY STATEMENT   11

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Class II Nominees for Election
AGE 57 DIRECTOR SINCE October 2020 COMMITTEES • Audit •Nominating and Corporate Governance	Brenda Freeman	INDEPENDENT

BACKGROUND
•
Ms. Freeman has served as Chief Brand Officer of Wunderkind Corporation, a marketing software company since March 2022.

•
Since April 2021, Ms. Freeman has served as a partner of Debut Capital, an early-stage venture fund.

•
Ms. Freeman founded and has served as president of Joyeux Advisory Group LLC, a firm providing advisory services to early-stage startups and Fortune 500 companies, since January 2018.

•
From February 2020 to February 2021, Ms. Freeman was the chief executive officer of Arteza, Inc., a direct-to-consumer arts and crafts manufacturing and supply company.

•
From March 2016 to December 2018, Ms. Freeman was chief marketing officer of Magic Leap, Inc., a virtual reality technology company, and from December 2018 to April 2019 was senior advisor to the chief executive officer.

•
From March 2015 to March 2016, Ms. Freeman served as chief marketing officer of National Geographic Channel, a television network and channel.

•
Ms. Freeman has been a member of the board of directors of Caleres, Inc.

since April 2017, of Avnet since November 2018 and of WMH Technology since May 2020. Ms. Freeman previously served on the board of directors of Herman Miller, Inc. from January 2016 to June 2019 and on the board of directors of RTW Retailwinds, Inc. from April 2019 to April 2020.
•
Previously, Ms. Freeman served as chief marketing officer at Turner Broadcasting Systems, Inc. and was vice president, television marketing at DreamWorks Animation SKG Inc.

EDUCATION
•
Ms. Freeman holds a B.S. degree in chemical engineering and an M.B.A. degree from the University of Maryland.

QUALIFICATIONS
•
We believe that Ms. Freeman is qualified to serve on our board of directors due to her experience in e-commerce, direct-to-consumer, marketing and business strategy.

12   BLUE APRON 2022 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Class I Directors Continuing in Office
Class I Directors Continuing in Office until the
2024 Annual Meeting

AGE 48 DIRECTOR SINCE April 2019	Linda Findley

BACKGROUND
•
Ms. Findley has been the president and chief executive officer of Blue Apron and a member of our board of directors since April 2019.

•
Ms. Findley served as chief operating officer of Etsy, Inc., a global marketplace for unique and creative goods, from May 2016 to December 2018.

•
From October 2012 to December 2015, Ms. Findley served in multiple positions at Evernote Corporation, a mobile app for productivity, including as chief operating officer from May 2015 to December 2015, during which time she oversaw worldwide operations and led cross-functional teams in offices across seven countries. Ms. Findley served as vice president of worldwide operations at Evernote from May 2014 to May 2015, as vice president of international marketing from April 2013 to May 2014, and as director of market development from October 2012 to April 2013.

•
Ms. Findley previously worked for Alibaba.com, from July 2009 to October 2012, most recently as director of global marketing and customer experience.

•
Since May 2018, Ms. Findley has served as a member of the board of directors of Ralph Lauren Corporation. Ms. Findley is also a member of the boards of directors of Styleseat and Dress for Success.

EDUCATION
•
Ms. Findley holds a B.A. degree in corporate communications and journalism from Elon University and an M.A. degree in journalism and public relations from the University of North Carolina at Chapel Hill.

QUALIFICATIONS
•
We believe Ms. Findley is qualified to serve on our board of directors due to her experience and various senior management roles in multiple consumer technology organizations and because of her service as our president and chief executive officer.

BLUE APRON 2022 PROXY STATEMENT   13

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Class I Directors Continuing in Office
AGE 46 DIRECTOR SINCE March 2022 COMMITTEES • Audit	Amit Shah	INDEPENDENT

BACKGROUND
•
From June 2010 to December 2021, Mr. Shah served in multiple roles at 1-800-Flowers.com, Inc., an e-commerce gift retailer, including as president from August 2020 to December 2021, during which time he was responsible for leading the operations and management of the 1-800-Flowers.com brand, and as chief marketing officer from May 2017 to August 2020.

•
From 2007 to 2009, Mr. Shah worked for Provide Commerce, Inc., an e-commerce flower retailer.

•
Mr. Shah has provided leadership counsel to leading technology companies through the Google Retail Advisory Committee and the Twilio Customer Advisory Panel, and is a trusted advisor to a number of start-ups.

•
Since 2013, Mr. Shah has served as a member of the board of directors and of the executive committee of the Mobile Marketing Association, a non-profit trade association.

EDUCATION
•
Mr. Shah holds a B.A. degree in liberal arts from Bowdoin College and an M.A.L.S degree from Harvard University.

QUALIFICATIONS
•
We believe that Mr. Shah is qualified to serve on our board of directors due to his experience in direct-to-consumer e-commerce, marketing and business strategy.

14   BLUE APRON 2022 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Class III Directors Continuing in Office
Class III Directors Continuing in Office until the
2023 Annual Meeting

AGE 55 DIRECTOR SINCE October 2020 COMMITTEES • Compensation • Nominating and Corporate Governance	Peter Faricy	INDEPENDENT

BACKGROUND
•
Since April 2021, Mr. Faricy has served as chief executive officer and as a member of the board of directors of Sun Power Corp., a solar company.

•
Mr. Faricy was the chief executive officer of global direct-to-consumer for Discovery, Inc., a television company, from September 2018 to August 2020.

•
From February 2009 to September 2018, Mr. Faricy was vice president of Amazon Marketplace at Amazon.com, Inc., a multinational technology company, and before that he oversaw Amazon’s music and movie product categories in North America.

•
Mr. Faricy has previously held management roles at Borders Group, Ford Motor Company, and McKinsey & Co.

•
Since 2013, Mr. Faricy has served as co-chairman of the University of Michigan Ross School of Business advisory board.

EDUCATION
•
Mr. Faricy holds a B.A. degree in marketing from Michigan State University and an M.B.A. degree from the University of Michigan Stephen M. Ross School of Business.

QUALIFICATIONS
•
We believe that Mr. Faricy is qualified to serve on our board of directors due to his experience leading operations for major companies that sit at the intersection of technology and media and his deep direct-to-consumer and scale expertise.

BLUE APRON 2022 PROXY STATEMENT   15

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Class III Directors Continuing in Office
AGE 64 DIRECTOR SINCE January 2020 COMMITTEES • Audit • Compensation	Elizabeth Huebner	INDEPENDENT

BACKGROUND
•
Ms. Huebner has served as a member of the board of directors of REI Co-op since May 2019, as a member of the board of directors of Curology, Inc. since February 2021 and as a member of the board of directors of Boom Technology, Inc. since May 2021.

•
From 2009 to August 2017, Ms. Huebner served on the board of directors of Blucora, Inc.

•
Ms. Huebner served as senior vice president and chief financial officer for Getty Images, Inc., a provider of visual content and rights services, from 2000 to 2006.

•
Ms. Huebner previously served as chief financial officer at each of Primus Knowledge Solutions and Fluke Corporation.

EDUCATION
•
Ms. Huebner holds a B.S. degree in Accounting from the University of Utah—David Eccles School of Business.

QUALIFICATIONS
•
We believe that Ms. Huebner is qualified to serve on our board of directors due to her financial and accounting expertise and her experience in corporate development.

AGE 63 DIRECTOR SINCE March 2022 COMMITTEES • Compensation • Nominating and Corporate Governance	Beverly K. Carmichael	INDEPENDENT

BACKGROUND
•
Ms. Carmichael has served as a member of the board of directors of Cotton Patch Cafe, Inc. since January 2022 and as a member of the board of directors of Viad Corp. since February 2022.

•
From July 2018 to June 2021, Ms. Carmichael served on the board of directors of Leaf Group.

•
Ms. Carmichael served as executive vice president and chief people, culture and resource officer for Red Robin Gourmet Burgers, Inc., a chain of casual dining restaurants, from December 2017 to April 2019.

•
From January 2014 to December 2017, Ms. Carmichael served as senior vice president and chief people officer for Cracker Barrel Old Country Store, Inc., a chain of restaurant and gift stores.

•
Ms. Carmichael previously served as executive vice president and chief people officer of Ticketmaster.

•
Ms. Carmichael has served on the advisory board of Mogul Hospitality since September 2021.

•
Since May 2021, Ms. Carmichael has served as a member of the board of directors of the Oklahoma Policy Institute, a a nonpartisan think tank.

EDUCATION
•
Ms. Carmichael holds a B.B.A. degree in business and a J.D. degree from the University of Oklahoma.

QUALIFICATIONS
•
We believe that Ms. Carmichael is qualified to serve as a member of our board because of her over 25 years of leadership experience across multiple industries as a human resources executive, as well as a licensed labor and employment attorney.

16   BLUE APRON 2022 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Executive Officers
Executive Officers

In addition to Ms. Findley, our president and chief executive officer, who also serves as a director, our executive officers, listed alphabetically, as of April 29, 2022 are:
Meredith L. Deutsch
AGE 49 GENERAL COUNSEL AND CORPORATE SECRETARY since September 2019
BACKGROUND
•
Previously, Ms. Deutsch was special counsel in the corporate department at Fried, Frank, Harris, Shriver and Jacobson, LLP, a global law firm, from February 2017 to August 2019.

•
Ms. Deutsch was executive vice president, general counsel and secretary at Morgans Hotel Group Co., a global hospitality company, from May 2014 to December 2016.

•
Ms. Deutsch was a member of the capital markets practice at Jones Day for twelve years.

EDUCATION
•
Ms. Deutsch holds a B.A. degree in history from the University of Pennsylvania and a J.D. from Cornell Law School.

Joshua Friedman
AGE 48 CHIEF PRODUCT OFFICER since September 2019
BACKGROUND
•
From February 2018 to March 2022, Mr. Friedman worked at Neiman Marcus Group, a luxury retailer, serving most recently as head of digital products – omnichannel & customer innovation, and previously as vice president of digital commerce.

•
From August 2017 to January 2018, Mr. Friedman served as Interim Head of Product at Academic Partnerships, LLC, an online program manager for colleges and universities.

•
From February 2013 to February 2017, Mr. Friedman served as vice president of digital commerce & omnichannel experiences of J.C. Penney Company, Inc., an American department store chain.

•
Mr. Friedman previously held positions at RadioShack Corporation and Dell Technologies Inc. and Pricewaterhouse Coopers.

EDUCATION
•
Mr. Friedman holds a B.B.A degree and an M.B.A. degree from University of Texas at Austin.

Charlean Gmunder
AGE 58 CHIEF OPERATING OFFICER since November 2020
BACKGROUND
•
Previously, Ms. Gmunder served as vice president, catering operations of United Airlines, Inc., a commercial airline, from January 2018 to April 2020.

•
From August 2015 to October 2017, Ms. Gmunder worked at Maple Leaf Foods Inc., a packaged meats company, most recently serving as vice president, operations.

•
Ms. Gmunder worked at Wm. Wrigley Jr. Co. for more than ten years, serving most recently as president and chief executive officer of its wholly owned subsidiary, L.A. Dreyfus Company.

•
Ms. Gmunder has held operations roles at Chiquita Brands International, The Promotion in Motion Companies, Inc., Premio Foods Inc. and National Starch Food Innovation.

•
Since April 2022, Ms. Gmunder has served on the board of directors of Itaconix plc.

EDUCATION
•
Ms. Gmunder holds a B.S. degree in chemical engineering and an M.B.A. degree from Rutgers University.

BLUE APRON 2022 PROXY STATEMENT   17

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Executive Officers
Randy Greben
AGE 44 CHIEF FINANCIAL OFFICER AND TREASURER since January 2021
BACKGROUND
•
Previously, Mr. Greben served as senior vice president, chief financial officer of Ann Inc., an American clothing retailer and a division of Ascena Retail Group, Inc., from March 2017 to December 2019.

•
From May 2013 to March 2017, Mr. Greben served first as chief financial officer and then as chief financial officer and general manager of Quidsi, Inc., an e-commerce company and subsidiary of Amazon.com, Inc.

•
Mr. Greben previously held positions in finance at Tesco’s Fresh & Easy Neighborhood Markets and Taco Bell, a YUM! Brands company.

EDUCATION
•
Mr. Greben holds a B.S. degree in hotel and restaurant management from Cornell University and an M.B.A degree from University of California, Irvine—Paul Merage School of Business.

Irina Krechmer
AGE 51 CHIEF TECHNOLOGY OFFICER since June 2019
BACKGROUND
•
Previously, Ms. Krechmer served as vice president of engineering at XO Group Inc., the parent company of digital brands including The Knot, The Bump, The Nest and GigMasters, from April 2014 to April 2019.

•
From October 2010 to April 2014, Ms. Krechmer was executive director of engineering at Amplify, a curriculum and assessment company.

•
Ms. Krechmer worked at Redcats USA, a global online home shopping retailer, for over seven years, most recently serving as director of enterprise platform engineering.

EDUCATION
•
Ms. Krechmer holds a B.S. degree in applied mathematics from Odessa National ‘I.I. Mecnikov’ University in Ukraine.

Terri Leitgeb
AGE 51 CHIEF PEOPLE OFFICER since April 2021
BACKGROUND
•
Previously, Ms. Leitgeb served as chief people officer at David’s Bridal, Inc., a wedding and formal wear clothing retailer, from December 2017 to March 2021.

•
From May 2006 to November 2016, Ms. Leitgeb worked at Tesco PLC, a British multinational groceries and general merchandise retailer, most recently serving as chief people officer of its wholly-owned subsidiary, dunnhumby Ltd.

EDUCATION
•
Ms. Leitgeb holds a B.A. degree in political science from Oregon State University and an M.B.A degree from Portland State University.

18   BLUE APRON 2022 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Executive Officers
Danielle Simpson
AGE 45 CHIEF MARKETING OFFICER since March 2021
BACKGROUND
•
Ms. Simpson joined Blue Apron in September 2019, serving most recently as vice president of marketing and brand until her promotion to chief marketing officer in March 2021.

•
From March 2013 to March 2019, Ms. Simpson was president and co-founder of Pure Growth Consulting LLC, a marketing and advertising consulting firm.

EDUCATION
•
Ms. Simpson holds a B.S. degree in social science from University of New South Wales in Australia.

BLUE APRON 2022 PROXY STATEMENT   19

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Director Independence
Director Independence

Under the rules of the NYSE, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the completion of its initial public offering. In addition, the rules of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the rules of the NYSE, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee:
•
accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, or

•
be an affiliated person of the listed company or any of its subsidiaries.

At least annually, our board of directors will evaluate all relationships between us and each director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such director’s ability to satisfy his or her responsibilities as an independent director. Based on this evaluation, our board of directors will make an annual determination of whether each director is independent within the meaning of the independence standards of the NYSE, the SEC and our applicable board committees.
Our board of directors has determined that each of Mses. Carmichael, Carr-Smith, Freeman and Huebner and Messrs. Faricy and Shah is an “independent director” as defined under the rules of the NYSE. Our board of directors also has determined that Mses. Carr-Smith, Freeman and Huebner and Mr. Shah, who comprise our audit committee, Mses. Carmichael, Carr-Smith and Huebner and Mr. Faricy, who comprise our compensation committee, and Mses. Carmichael and Freeman and Mr. Faricy, who comprise our nominating and corporate governance committee, satisfy the independence standards for such committees established by the SEC and the rules of the NYSE, as applicable. In making such determinations, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director and any institutional stockholder with which he or she is affiliated.
Prior to September 2021, we qualified as a “controlled company” within the meaning of the corporate governance standards of the NYSE based the combined voting power over our shares of capital stock held by Matthew B. Salzberg and Family Trust Created Under Article V of the Matthew Salzberg 2014 Annuity Trust Agreement. Following our entry into the September 2021 Purchase Agreement (discussed below under the heading “Related Person Transactions” of this Proxy Statement), we ceased to be a “controlled company”.

20   BLUE APRON 2022 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Board Leadership Structure
Board Leadership Structure

Chairperson of the Board	President and Chief Executive Officer
JENNIFER CARR-SMITH	LINDA FINDLEY
• Leads our board in its fundamental role of providing advice to and oversight of management	• Focuses on running the business
Our corporate governance guidelines provide that the roles of chairperson of the board and chief executive officer may be separated or combined. Our board of directors has considered its leadership structure and determined that, at this time, the roles of chairperson of the board of directors and chief executive officer should be separate. Separating the chairperson and the chief executive officer positions allows our chief executive officer, Ms. Findley, to focus on running the business, while allowing our chairperson of the board of directors, Ms. Carr-Smith, to lead our board in its fundamental role of providing advice to and oversight of management.
As our board of directors has determined that each of our directors, other than Ms. Findley, is independent, our board of directors believes that the independent directors provide effective oversight of management. Our board of directors believes that its leadership structure is appropriate because it strikes an effective balance between strategic development and independent leadership and management oversight in the board process.

Code of Conduct and Ethics

We have adopted a written code of conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code of conduct and ethics is posted under the heading “Corporate Governance—Governance Documents” on the
Investor Relations section of our website, which is located at investors.blueapron.com. If we make any substantive amendments to, or grant any waivers from, the code of conduct and ethics, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K to the extent required by applicable law, the rules of the SEC or the rules of the NYSE.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. The guidelines provide, among other things, that:
•
our board of directors’ principal responsibility is to oversee the management of the company;

•
a majority of the members of our board of directors must be independent directors;

•
the non-management directors will meet in executive session at least semi-annually;

•
directors have full and free access to management and, as necessary, independent advisors;

•
new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•
the nominating and corporate governance committee will conduct an annual self-evaluation of the board of directors to determine whether it and its committees are functioning effectively.

A copy of the corporate governance guidelines is posted under the heading “Corporate Governance—Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.
In addition, our board of directors has established stock ownership guidelines, under which directors

BLUE APRON 2022 PROXY STATEMENT   21

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Board Leadership Structure
are generally expected to hold at least the lesser of three times the annual base cash retainer or 18,000 shares of the company’s common stock. Our chief executive officer is generally expected to hold at least the lesser of three times her annual base cash salary or 180,000 shares of the company’s common stock.

Board Meetings

Our board of directors meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring its approval. It also holds special meetings when important matters require action between scheduled meetings. Members of senior management regularly attend board meetings to report on and discuss their areas of responsibility. Our board of directors held fourteen meetings (including regularly scheduled and special meetings) during the fiscal year ended December 31, 2021.
During 2021, each director then in office attended at least 93% of the aggregate of:
•
the total number of meetings of our board of directors held during the period for which he or she has been a director, and

•
the total number of meetings held by all committees of our board of directors upon which he or she served during the periods that he or she served.

Our board of directors periodically holds executive sessions of the independent directors. Executive sessions do not include employee directors or directors who do not qualify as independent under NYSE and SEC rules.

Annual Meeting Attendance

It is our policy that members of our board of directors are encouraged to attend annual meetings of our stockholders. All of our directors then in office attended our 2021 annual meeting of stockholders.

Committees

Our amended and restated by-laws provide that our board of directors may delegate responsibility to committees. Our board of directors has three standing committees:

Our board of directors has also adopted a written charter for each of the three standing committees. Each committee charter is available under the heading “Corporate Governance—Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.

22   BLUE APRON 2022 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Committees
Audit Committee	ALL MEMBERS ARE INDEPENDENT
MEMBERS	MEETINGS DURING FYE DECEMBER 31, 2021 9
• Elizabeth Huebner • Jennifer Carr-Smith • Brenda Freeman • Amit Shah* *appointed March 2022

KEY RESPONSIBILITIES
Our audit committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•
overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•
reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•
coordinating our board of directors’ oversight of our internal control over financial reporting, disclosure controls and procedures, and code of conduct and ethics;

•
reviewing and discussing our risk management policies, including cybersecurity, information security and technology risks and food safety and other regulatory risks;

•
establishing policies regarding hiring employees from the registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•
meeting independently with our registered public accounting firm and management;

•
reviewing and approving or ratifying any related person transactions; and

•
preparing the audit committee report required by SEC rules.

All audit services and all non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
QUALIFICATIONS
Our board of directors has determined that each member of our audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE. Our board of directors has designated Ms. Huebner as an “audit committee financial expert,” as defined under the applicable rules of the SEC.
CHARTER
Our audit committee operates under a written charter adopted by our board of directors, a current copy of which is available under the heading “Corporate Governance—Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.
AUDIT COMMITTEE REPORT
The Report of the Audit Committee of the Board of Directors is on page 33 of this Proxy Statement.

BLUE APRON 2022 PROXY STATEMENT   23

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Committees
Compensation Committee	ALL MEMBERS ARE INDEPENDENT
MEMBERS	MEETINGS DURING FYE DECEMBER 31, 2021 9
•Jennifer Carr-Smith • Peter Faricy • Elizabeth Huebner • Beverly K. Carmichael* *appointed March 2022

KEY RESPONSIBILITIES
Our compensation committee’s responsibilities include:
•
annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;

•
determining the compensation of our chief executive officer;

•
reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our other executive officers;

•
overseeing an evaluation of our senior executives;

•
overseeing and administering our cash and equity incentive plans;

•
reviewing and making recommendations to our board of directors with respect to director compensation;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure to the extent such disclosure is required by SEC rules; and

•
preparing annual compensation committee reports to the extent required by SEC rules.

Typically, our compensation committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by our compensation committee, in consultation with our president and chief executive officer and our chief people officer.

Our compensation committee meets regularly in executive session. Our president and chief executive officer may not participate in, or be present during, any deliberations or determinations of our compensation committee regarding her compensation or individual performance objectives.
Our compensation committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that our compensation committee considers necessary or appropriate in the performance of its duties. Our compensation committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after assessing the independence of such person in accordance with SEC and NYSE requirements that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
CHARTER
Our compensation committee operates under a written charter adopted by our board of directors, a current copy of which is available under the heading “Corporate Governance—Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.

24   BLUE APRON 2022 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Compensation Consultants
Nominating and Corporate Governance Committee	ALL MEMBERS ARE INDEPENDENT
MEMBERS	MEETINGS DURING FYE DECEMBER 31, 2021 5
•Brenda Freeman • Peter Faricy • Beverly K. Carmichael* *appointed March 2022

KEY RESPONSIBILITIES
Our nominating and corporate governance committee’s responsibilities include:
•
identifying individuals qualified to become members of our board of directors;

•
recommending to our board of directors the persons to be nominated for election as directors and to each of the board of directors’ committees;

•
reviewing and making recommendations to the board of directors with respect to management succession planning;

•
developing and recommending to the board of directors corporate governance principles; and

•
overseeing an annual evaluation of the board of directors.

CHARTER
Our nominating and corporate governance committee operates under a written charter adopted by our board of directors, a current copy of which is available under the heading “Corporate Governance—Governance Documents” on the Investor Relations section of our website, which is located at investors.blueapron.com.

Compensation Consultants

Our compensation committee may, in its sole discretion, retain or obtain the advice of one or more compensation consultants. Our compensation committee has engaged Compensia, Inc., a national management consulting firm (“Compensia”), as its independent compensation consultant, to provide comparative data on executive compensation practices in our industry, to assist our compensation committee in developing an appropriate list of peer companies, to advise on our executive compensation program and to advise on our long-term incentive program to ensure that our compensation is competitive so that we can attract, reward, motivate and retain our employees.
Although our compensation committee considers the advice and recommendations of independent compensation consultants, other third-party benchmarks and management as to our executive compensation program, our compensation committee ultimately makes its own decisions about these matters. We expect that our compensation committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.
Our compensation committee will review information regarding the independence and potential conflicts of interest of any compensation consultant it may engage, taking into account, among other things, the factors set forth in the NYSE listing rules. With respect to the services provided to us by Compensia in 2021, our compensation committee concluded that the engagement of Compensia did not raise any conflict of interest. The total amount of fees paid to Compensia in 2021 was $107,705.01.

BLUE APRON 2022 PROXY STATEMENT   25

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Compensation Committee Interlocks
Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our board of directors or our compensation committee. None of the members of our compensation committee is an officer or employee of our company, nor have they ever been an officer or employee of our company.

Board Processes

OVERSIGHT OF RISK

26   BLUE APRON 2022 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Board Processes
DIRECTOR NOMINATION PROCESS
Our board of directors is responsible for selecting its own members. Our board of directors delegates the selection and nomination process to our nominating and corporate governance committee, with the expectation that other members of our board of directors, and of management, will be requested to take part in the process as appropriate.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates may include requests to members of our board of directors and others for recommendations, evaluation of the performance on our board of directors and its committees of any existing directors being considered for nomination, consideration of biographical information and background material relating to potential candidates and, particularly in the case of potential candidates who are not then serving on our board of directors, interviews of selected candidates by members of our nominating and corporate governance committee and our board of directors.
Generally, our nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through:
•
the use of search firms or other advisors,

•
the recommendations submitted by stockholders,

•
the recommendations submitted by members of our boards of directors, or

•
such other methods as our nominating and corporate governance committee deems to be helpful to identify candidates.

In 2021, our nominating and corporate governance committee engaged Spencer Stuart, a search firm, to assist the nominating and corporate governance committee and management with the identification of candidates for director nominees to fill existing vacancies.
Once candidates have been identified, our nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by our nominating and corporate governance committee.
Our nominating and corporate governance committee may gather information about the candidates through:
•
interviews,

•
written questionnaires,

•
comprehensive background checks, or

•
any other means that our nominating and corporate governance committee deems to be appropriate in the evaluation process.

Our nominating and corporate governance committee then discusses and evaluates the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, our nominating and corporate governance committee recommends candidates for our board of directors’ approval as director nominees for election to our board of directors. In considering whether to recommend any particular candidate for inclusion in our board of directors’ slate of recommended director nominees, our nominating and corporate governance committee applies the criteria set forth in our corporate governance guidelines described above under “Corporate Governance Guidelines.” Consistent with these criteria, our nominating and corporate governance committee expects every nominee to have the following attributes or characteristics, among others:
•
integrity,

•
honesty,

•
adherence to high ethical standards,

•
business acumen,

•
good judgment, and

•
a commitment of service to the company, including a commitment to understand our business and industry.

Our nominating and corporate governance committee considers the value of diversity when selecting nominees, and believes that our board of directors, taken as a whole, should embody a diverse set of skills, experiences and abilities. The nominating and corporate governance committee does not

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Stockholder Communications
make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.
All of the Class II director nominees are currently members of our board of directors. The biographies of such director nominees under the heading “Class II Nominees for Election for a One-Year Term Ending at the 2023 Annual Meeting” in this Proxy Statement indicate the experience, qualifications, attributes and skills of each of the director nominees that led our nominating and corporate governance committee and our board of directors to conclude he or she should continue to serve as a director of our company. Our nominating and corporate governance committee and our board of directors believe that each of the nominees has the individual attributes and characteristics required of a director of our company, and that the nominees as a group possess the skill sets and specific experience desired of our board of directors as a whole.
Our board currently has seven members. Stockholders may recommend individuals for consideration by our nominating and corporate governance committee and board of directors as potential director candidates by submitting their names, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of capital stock owned by such stockholder or group of stockholders, to our Corporate Secretary at:
Blue Apron Holdings, Inc. Attention: Corporate Secretary 28 Liberty Street New York, New York 10005
The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our amended and restated by-laws and must be received by us no later than the date referenced below under the heading “Procedures for Submitting Stockholder Proposals.” Assuming that appropriate biographical and background material has been provided on a timely basis, our nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholders also have the right under our amended and restated by-laws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth below under the heading “Procedures for Submitting Stockholder Proposals.”
In evaluating proposed director candidates, our nominating and corporate governance committee may consider, in addition to the minimum qualifications and other criteria approved by our board of directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things:
•
the skills of the proposed director candidate,

•
his or her depth and breadth of professional experience or other background characteristics,

•
his or her independence, and

•
the needs of our board of directors.

Stockholder Communications

Stockholders or other interested parties may contact our board of directors or one or more of our directors with issues or questions about Blue Apron, by mailing correspondence to our Corporate Secretary:
Blue Apron Holdings, Inc. Attention: Corporate Secretary 28 Liberty Street New York, New York 10005
Our legal team will review incoming communications directed to our board of directors and, if appropriate, will forward such communications to the appropriate member(s) of the board of directors or, if none is specified, to the chairperson of our board of directors. For example, we will generally not forward a communication that is primarily commercial in nature, is improper or irrelevant, or is a request for general information about Blue Apron.

28   BLUE APRON 2022 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Environmental, Social, and Governance
Environmental, Social, and Governance Initiatives

We are committed to our vision of Better Living Through Better Food™—it is an integral component of our business. We believe we play a role in promoting planetary and dietary wellness for everyone, not just a few. We join our voice to apply skills, capability and experience to help address some of society’s toughest challenges. To that end, we continue to develop our environmental, social and governance (“ESG”) initiatives.
In 2020, we established five key pillars to our corporate social responsibility strategy:
•
Responsible Sourcing

•
Operational Food Waste Reduction

•
Packaging Sustainability

•
Social Impact

•
Diversity, Equity and Inclusion

In 2021, we committed to numerous ESG efforts ranging from board diversity goals to becoming carbon neutral. In 2022, we are continuing to build on our ESG strategy. We established our Better Living Roadmap, which outlines our plans to sustain and preserve our ESG commitments, while holding ourselves accountable. The Better Living Roadmap is focused on People, Product and Progress, which are each discussed below in more detail.
People
One of the key parts of everything we do and why we do it centers around people; our employees, our value chain, and our community of customers.
Human Capital: Blue Apron strives to be a place where employees can bring their whole selves, work with intention and grow their careers. We raised our minimum wage to $18 per hour and established the Aprons for All initiative, our internal program for Diversity, Equity and Inclusion. Furthermore, we rolled out new performance management tools and are upskilling our people managers on ways to hold meaningful conversations on performance.
Value Chain: By responsibly sourcing, packaging and handling food, we aim to support the farmers, ranchers, producers and workers throughout our value chain. As part of having achieved carbon neutrality as of March 31, 2022 through the purchase of carbon offsets and based on our initial carbon footprint, we plan to engage our supply chain around emissions and sustainability metrics, and will plan to integrate our Better Living Roadmap into our procurement strategies.
Community: As part of executing our Better Living Roadmap, we look to include the people who support us: our customers and their communities. We plan to continue to build on our efforts with regional food banks under the Feeding America umbrella by donating surplus food and, from time to time, providing charitable support in the forms of sponsorship and cause marketing to hunger relief organizations. We also operate a “farmers market” at our fulfillment centers, which provides our employees with access to high-quality ingredients for meals at home at no cost to them.
Product
As we continue to develop our product offerings, we remain committed to including ingredients with high quality standards, that are responsibly sourced, while reducing impacts in waste, emissions and packaging. We also recognize the role of food choice in both planetary and dietary health and expect to continue to advance offerings that align with both.
High Quality Standards: Certified under the Safe Quality Food (“SQF”) Food Safety Code for Manufacturing since 2018, our two fulfillment centers in Richmond, California and Linden, New Jersey are audited annually. The SQF Food Safety Code is a rigorous, farm-to-fork food safety scheme benchmarked by the Global Food Safety Initiative. We expect that quality will continue to be part of our sustainable procurement strategy.
Responsible Sourcing:
•
Sustainable Procurement

In 2022, we plan to add environmental and social questions to our procurement onboarding to better understand the sustainability impact of our supply chain. These new questions are designed to encourage additional information from suppliers and vendors on social and environmental responsibility programs in place and to share emissions data to the extent available.
•
Animal Welfare

We announced our animal welfare policy in 2018 under which we have committed to making progress

BLUE APRON 2022 PROXY STATEMENT   29

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Environmental, Social, and Governance
toward The Five Freedoms (a widely-used animal welfare standard). In addition, enriched environments and pasture-based systems continue to be part of our meat and poultry sourcing strategy. We are committed to transparency and have aligned our animal welfare goals with third-party animal welfare certification programs, such as Certified Humane Raised and Handled® and Global Animal Partnership.
•
Sustainable Seafood

We partner with The Monterey Bay Aquarium Seafood Watch®, a leading authority on seafood sustainability, to meet our goal of having 100% of our sourced seafood rated as either “Best Choice” or “Good Alternative” at the time it is selected, or has a comparable sustainability certification. In 2021, 100% of our seafood was sourced from farms or fisheries with sustainability certifications from leading sustainability organizations, such as from Marine Stewardship Council, Aquaculture Stewardship Council and Best Aquaculture Practices. Additionally, in March 2021, Blue Apron became the first meal kit company to join the Ocean Disclosure Project, a platform for voluntary seafood sourcing disclosures.
Waste: We have been part of the U.S. Food Loss & Waste 2030 Champions since 2016. Our efforts in avoidance and diversion are tracked and in 2021, waste represented an estimated one percent of our calculated Scope 3 emissions.
Emissions: We conducted our first Greenhouse Gas (“GHG”) Footprint analysis in 2021. We included Scope 1, Scope 2 and eight of what we believe are the most material categories for Scope 3. The Scope 3 emissions we evaluated include: purchased goods and services, fuel- and energy-related activities, upstream transportation and distribution, waste generated in operations, business travel, employee commuting, leased assets and end of life treatment of sold products. Our total emissions for 2021 were based on the carbon footprint analysis performed by a related party as further described under “Related Person Transactions” of this Proxy Statement. While there are inherent limitations to an initial carbon assessment, such as using estimates when actual data was unavailable, this process was completed substantially in accordance with the GHG Protocol, a GHG assessment standard. Based on this assessment, our total emissions were estimated to be 124,000 metric tons and were distributed as Scope 1: 1,250 metric ton equivalents, or mTCO2e, Scope 2: 7,366 mTCO2e, and Scope 3: 115,346 mTCO2e. Within Scope 3, the largest impact was in Purchased Goods and Services: 94,073 mTCO2e. We offset 100% of our estimated emissions (Scope 1,
Scope 2 and Scope 3) through the purchase of carbon credits from a related party and retired those carbon credit offsets on March 31, 2022. See “Related Person Transactions” in this Proxy Statement for more information.
Packaging: We have committed to achieve 100% recyclable, reusable or compostable packaging in our meal kits by 2025. In order to meet this goal and enhance the sustainability of our packaging, we prioritize circular economy principles and specifically, packaging recyclability, post-consumer recycled content and consumer education. A significant portion (by weight) of the packaging that we send to our customers is recyclable. We also partner with How2Recycle®, a standardized labeling system that clearly communicates recycling instructions to the public, and are working to add How2Recycle® labels to all of our internal packaging. The gel packs that are used to keep our meal kit boxes cold in transit are designed to be drain safe and fully recyclable. We also operate a packaging engineering lab that conducts regular tests on new materials and innovative solutions to identify opportunities to reduce environmental footprint, including improved recyclability and increased post-consumer recycled content. Additionally, we are working to assess the GHG emissions associated with all of our packaging to support more informed decision making in support of our sustainability goals.
Planetary and Dietary Wellness: We believe that 100% of the ingredients that we source for our meal kit recipes have not been modified through in vitro rDNA techniques, according to our suppliers, and none of the ingredients that we source for our meal kit recipes contain high fructose corn syrup. As part of our carbon neutral commitment, we plan to use emissions data to inform sourcing decisions.
Progress
We are committed to working towards value enhancement for all of our stakeholders and we plan to regularly provide updates to our stakeholders on governance, sustainability materiality and non-financial sustainability disclosures.
Governance: Our board of directors is committed to continuing to evaluate our corporate governance practices and make changes to continue to develop as a public company. In September 2021, all of our issued and outstanding shares of Class B common stock were converted into shares of Class A common stock, meaning that all outstanding common shares now have one vote per share. The elimination of any

30   BLUE APRON 2022 PROXY STATEMENT

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE | Environmental, Social, and Governance
issued and outstanding shares of Class B common stock also resulted in us no longer being a “controlled company” under NYSE as described under “Director Independence” in this Proxy Statement. At the 2021 annual meeting of stockholders, the company’s stockholders approved a proposal that will declassify the company’s board of directors into a single class, with directors elected to one-year terms of office beginning at the Annual Meeting and all directors subject to one-year terms beginning at the 2024 annual meeting of stockholders. See “Proposal 1- Election of Directors—Number of Directors; Board Structure”. Additionally, we have set targets that, following the Annual Meeting, the board of directors will be composed of at least 50% women, which we currently exceed, and be 50% racially diverse. We continue to work with a nationally recognized search firm to meet our diversity goals for our board of directors. We are also seeking a number of other corporate governance enhancements at the Annual Meeting. For more information please see Proposal 3 and Proposal 4 in this Proxy Statement.
Materiality Assessment: In the first quarter of 2022, we conducted a sustainability materiality assessment with a broad cross section of senior internal stakeholders to help identify and drive key impact initiatives within the company.
Non-financial Sustainability Disclosures: We believe that transparency is integral to our work and our dedication to Better Living Through Better Food™. As early as 2023, we plan to publish an annual update on our sustainability commitments and share certain non-financial disclosures in alignment with the Task Force on Climate-Related Financial Disclosures.

BLUE APRON 2022 PROXY STATEMENT   31

Proposal 2—
RATIFICATION OF THE APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We have appointed Ernst & Young LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2022, and we are asking you and other stockholders to ratify this appointment. Ernst & Young LLP has served as our independent registered public accounting firm since 2015.
Our audit committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. As a matter of good corporate governance, our board of directors determined to submit to stockholders for ratification the appointment of Ernst & Young LLP. A majority of the votes properly cast is required in order to ratify the appointment of Ernst & Young LLP. In the event that a majority of the votes properly cast do not ratify this appointment of Ernst & Young LLP, we will review our future appointment of Ernst & Young LLP.
Our audit committee’s charter, which was adopted in connection with our initial public offering, or IPO, in June 2017, contains a formal policy concerning approval of audit, audit-related and non-audit services to be provided to the company by its independent registered public accounting firm. The policy requires that all services to be provided by our independent registered public accounting firm, including audit and audit-related services and permitted non-audit services, must be preapproved by our audit committee, provided that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. Our board of directors or our audit committee approved all audit, audit-related and non-audit services provided by Ernst & Young LLP during fiscal years 2021 and 2020.
We expect that a representative of Ernst & Young LLP will attend the virtual Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

Principal Accounting Fees and Services

The following table sets forth the aggregate professional fees billed or to be billed by Ernst & Young LLP for audit, audit-related, tax and other services rendered for 2021 and 2020 (in thousands).
	Year ended December 31,
Fee category	2021 ($)	2020 ($)
Audit fees	1,395	1,368
Audit-related fees	239	162
Tax fees	―	―
All other fees	―	4
Total fees	1,634	1,534

32   BLUE APRON 2022 PROXY STATEMENT

PROPOSAL 2―RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS | Recommendation of Our Board
of Directors
AUDIT FEES. Represents fees for professional services provided in connection with the audit of our annual consolidated financial statements and the reviews of our quarterly consolidated financial statements.
AUDIT-RELATED FEES. Represents fees for services provided in connection with the preparations and submissions of Registration Statements on Form S-3 and other filings related to the issuance of shares of our Class A Common Stock.
ALL OTHER FEES. Represents fees for services other than the services reported in Audit Fees, Audit-Related Fees and Tax Fees.

Recommendation of Our Board of Directors

The board of directors recommends that you vote FOR the ratification and appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Report of the Audit Committee of Our Board of Directors

The information contained in this audit committee report shall not be deemed to be:
•
“soliciting material,”

•
“filed” with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act,

•
subject to Regulations 14A or 14C of the Exchange Act, or

•
subject to the liabilities of Section 18 of the Exchange Act.

No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that Blue Apron specifically incorporates this report or a portion of it by reference.
Our audit committee’s general role is to assist our board of directors in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.
Our audit committee has reviewed the company’s consolidated financial statements for 2021 and met with management, as well as with representatives of Ernst & Young LLP, the company’s independent registered public accounting firm, to discuss the consolidated financial statements. Our audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
In addition, our audit committee received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence and discussed with members of Ernst & Young LLP its independence.
Based on the foregoing communications, its review of the financial statements and other matters it deemed relevant, our audit committee recommended to our board of directors that the company’s audited consolidated financial statements for 2021 be included in the company’s Annual Report on Form 10-K for 2021.
RESPECTFULLY SUBMITTED BY THE MEMBERS*
OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:
Elizabeth Huebner (Chair)
Jennifer Carr-Smith
Brenda Freeman
*Amit Shah was appointed to the audit committee in March 2022

BLUE APRON 2022 PROXY STATEMENT   33

Proposal 3—
APPROVAL OF AMENDMENTS TO OUR RESTATED
CERTIFICATE OF INCORPORATION, AS AMENDED, TO
REMOVE CERTAIN SUPERMAJORITY VOTING REQUIREMENTS
We are seeking stockholder approval to amend our restated certificate of incorporation, as amended, to eliminate certain supermajority voting provisions therein (collectively, the “Supermajority Voting Removal Proposals”). As discussed further below, our restated certificate of incorporation, as amended, currently requires a two-thirds supermajority vote for stockholders to amend the company’s Amended and Restated Bylaws (the “By-laws”) (see Proposal 3(a)), to amend certain provisions in our restated certificate of incorporation, as amended, (see Proposal 3(b)) and to remove directors from office (see Proposal 3(c)). In light of the differing nature of the provisions affected, this matter is presented as three separate proposals. Approval of any of Proposals 3(a), 3(b) or 3(c) is not conditioned upon approval of any of the other proposals (including Proposal 4). The text of the amendments to implement the Supermajority Voting Removal Proposals, which includes the language to effect the revisions proposed in each of Proposals 3(a), 3(b) and 3(c), is attached as Annex A to this Proxy Statement and incorporated herein by reference (the “Certificate of Amendment”).
Purpose and Effect of the Proposed Amendments
The Supermajority Voting Removal Proposals are a result of a commitment we made under the September 2021 Purchase Agreement (discussed below under the heading “Related Person Transactions” of this Proxy Statement), as well as the board of directors’ and the nominating and corporate governance committee’s ongoing review of our corporate governance practices. In developing the Supermajority Voting Removal Proposals, the board of directors carefully considered the advantages and disadvantages of the supermajority voting provisions in our restated certificate of incorporation, as amended, as well as stockholder input on this issue and advice from management and outside advisors.
The board of directors recognizes that supermajority voting requirements are intended to protect against self-interested action on the part of stockholders with significant voting power by requiring broad stockholder support for certain types of governance changes. In this regard, the proposed Supermajority Voting Removal Proposals, if approved, may make it easier for one or more stockholders to remove directors, amend the By-laws, or effect other corporate governance changes in the future. Nevertheless, the board of directors also recognizes that supermajority voting provisions may unduly limit the board of directors’ accountability to stockholders or stockholder participation in the corporate governance of the company. In light of our commitment under the September 2021 Purchase Agreement, and upon the recommendation of the nominating and corporate governance committee,, the board of directors has declared the amendments to implement the Supermajority Voting Removal Proposals advisable and in the best interests of the company and our stockholders.
Proposal 3(a): Eliminate Supermajority Voting Requirement to Amend Our By-laws
Currently, Article SIXTH of our restated certificate of incorporation, as amended, provides that stockholders may not adopt, amend, alter or repeal the By-laws, or adopt any provision inconsistent therewith, unless such action is approved by the affirmative vote of the holders of at least sixty-six and two-thirds (66-2/3%) of the votes that all the stockholders would be entitled to cast in any annual election of directors or class of directors. Proposal 3(a) proposes to amend this provision by replacing the reference to “sixty-six and two-thirds percent (66-2/3%)” with “a majority” and eliminating the entirety of the last sentence of Article SIXTH. As a result, stockholders would be able to amend the By-laws by the affirmative vote of the holders of at least a majority of the votes that all the stockholders of the company would be entitled to cast in any annual election of directors or class of directors.
The text of the Certificate of Amendment to effect the revisions proposed by Proposal 3(a) is attached as Annex A to this Proxy Statement. Other than the changes to the company’s restated certificate of incorporation, as amended, that are further discussed in this proxy as shown in the Certificate of Amendment,the Certificate of Amendment effects no further amendments to our restated certificate of incorporation, as amended.

34   BLUE APRON 2022 PROXY STATEMENT

PROPOSAL 3―APPROVAL OF AMENDMENTS TO REMOVE CERTAIN SUPERMAJORITY VOTING REQUIREMENTS | Recommendation
of Our Board of Directors
Proposal 3(b): Eliminate Supermajority Voting Requirements to Amend Certain Provisions of our Restated Certificate of Incorporation, as amended
Section 10 of Article TENTH of our restated certificate of incorporation, as amended, currently requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors to amend or repeal, or to adopt a provision inconsistent with, the provisions of such Article TENTH of our restated certificate of incorporation, as amended, which includes provisions concerning the board of directors and related matters of corporate governance. Similarly, Article TWELFTH of our restated certificate of incorporation, as amended, currently requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors to amend or repeal, or to adopt a provision inconsistent with, the provisions of Article TWELFTH, which includes provisions governing the calling of special meetings of stockholders.
Proposal 3(b) proposes to delete Section 10 of Article TENTH in its entirety and to delete the last sentence of Article TWELFTH in its entirety. As a result, if approved and implemented, the standard for stockholder approval of any future amendments to Article TENTH or Article TWELFTH of our restated certificate of incorporation, as amended, would be the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock entitled to vote thereon, which is the default voting standard under the General Corporation Law of the State of Delaware.
If this Proposal 3(b) is approved and implemented, there will still be a two-thirds supermajority voting standard for certain amendments to our restated certificate of incorporation, as amended. Specifically, Article ELEVENTH, prohibiting stockholder action by written consent in lieu of a meeting, will still provide that the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, Article ELEVENTH.
The text of the Certificate of Amendment to effect the revisions proposed by Proposal 3(b) is attached as Annex A to this Proxy Statement. Other than the changes to the company’s restated certificate of incorporation, as amended, that are further discussed in this proxy as shown in the Certificate of Amendment, the Certificate of Amendment effects no further amendments to our restated certificate of incorporation, as amended.
Proposal 3(c): Eliminate Supermajority Voting Requirement to Remove Directors
Currently, Section 7 of Article TENTH of our restated certificate of incorporation, as amended, provides that for so long as the board of directors is classified, directors of the company may be removed by stockholders only for cause and only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors. Section 7 of Article TENTH of our restated certificate of incorporation, as amended, further provides that at any time when the board is no longer classified, directors of the company may be removed by stockholders with or without cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the votes which all the stockholders would be entitled to cast in any annual election of directors. Proposal 3(c) proposes to amend these provisions by replacing the reference to “sixty-six and two-thirds percent (66-2/3%)”, in each instance, with “a majority.” As a result, if approved and implemented, stockholders would be able to remove any director from office by the affirmative vote of the holders of at least a majority of the votes which all the stockholders would be entitled to cast in any annual election of directors or, when the board of directors is still classified, any class of directors. The distinctions in our restated certificate of incorporation, as amended, between removal only for cause while the board is classified and removal with or without cause when the board is no longer classified would remain unchanged and would not be impacted by Proposal 3(c).
The text of the Certificate of Amendment to effect the revisions proposed by Proposal 3(c) is attached as Annex A to this Proxy Statement. Other than the changes to our restated certificate of incorporation, as amended, that are further discussed in this proxy as shown in the Certificate of Amendment,the Certificate of Amendment effects no further amendments to our restated certificate of incorporation, as amended.
If Proposal 3(a), Proposal 3(b), or Proposal 3(c) is approved, the company intends to file the Certificate

BLUE APRON 2022 PROXY STATEMENT   35

PROPOSAL 3―APPROVAL OF AMENDMENTS TO REMOVE CERTAIN SUPERMAJORITY VOTING REQUIREMENTS | Recommendation
of Our Board of Directors
of Amendment with the Secretary of State of the State of Delaware promptly following the Annual Meeting, and the amendments will become effective at the time of that filing (unless another effective time is included in the Certificate of Amendment). If Proposal 3(a), Proposal 3(b), or Proposal 3(c) is not approved by the requisite vote but one or more of the proposals is approved by the requisite vote, then the company intends to file the Certificate of Amendment with only those amendments included that have been approved by the stockholders of the company. If none of the proposed amendments to the company’s restated certificate of incorporation, as amended, are approved by the requisite vote of stockholders, then the company will not file the Certificate of Amendment with the Secretary of State of the State of Delaware and the supermajority voting provisions in our restated certificate of incorporation, as amended, will remain in place and in effect.
Under the existing supermajority voting provisions set forth in our restated certificate of incorporation, as amended,the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or any class of directors is required to approve each of Proposals 3(a), 3(b) and 3(c). Abstentions and broker non-votes, if any, have the same effect as votes against each proposal.

Recommendation of Our Board of Directors

The board of directors recommends that you vote FOR each of the Supermajority Voting Removal Proposals.

36   BLUE APRON 2022 PROXY STATEMENT

Proposal 4—
APPROVAL OF AN AMENDMENT TO OUR RESTATED
CERTIFICATE OF INCORPORATION, AS AMENDED, TO
ALLOW HOLDERS WHO OWN AT LEAST TWENTY-FIVE
PERCENT (25%) IN VOTING POWER OF OUR
OUTSTANDING SHARES OF STOCK TO REQUEST THAT A
SPECIAL MEETING OF STOCKHOLDERS BE CALLED
We are seeking stockholder approval to amend our restated certificate of incorporation, as amended, to grant stockholders who own (as defined in our By-laws) at least twenty-five percent (25%) in voting power of our outstanding shares of stock and who otherwise comply in full with the requirements set forth in our By-laws, to request that a special meeting of stockholders be called (the “Special Meeting Proposal”). As discussed further below, our restated certificate of incorporation, as amended, currently prohibits stockholders from calling a special meeting of stockholders. Approval of Proposal 4 is not conditioned upon approval of any of the other proposals being considered at the Annual Meeting (including Proposal 3). The text of the amendment to our restated certificate of incorporation, as amended, to implement the Special Meeting Proposal is set forth in the Certificate of Amendment, which is attached as Annex A to this Proxy Statement and incorporated herein by reference.
Purpose and Effect of the Proposed Amendment
The Special Meeting Proposal is a result of a commitment we made under the September 2021 Purchase Agreement (discussed below under the heading “Related Person Transactions” of this Proxy Statement) as well as our board of directors’ and nominating and corporate governance committee’s ongoing review of our corporate governance practices. In developing the Special Meeting Proposal, the board of directors and the nominating and corporate governance committee carefully considered the implications of amending our restated certificate of incorporation, as amended, to permit stockholders to request that a special meeting of stockholders be called under certain circumstances.
Stockholders do not currently have the right to call a special meeting of stockholders under our restated certificate of incorporation, as amended. The text of the amendment to our restated certificate of incorporation, as amended, to implement the Special Meeting Proposal is set forth in the Certificate of Amendment attached as Annex A to this Proxy Statement and incorporated herein by reference. If the Special Meeting Proposal is approved, the text of the By-laws will be amended to conform to the provisions in the Certificate of Amendment in respect of the Special Meeting Proposal, which proposed amendment to the By-laws is attached as Annex B to this Proxy Statement and incorporated herein by reference (the “Special Meeting By-law Amendment” and, together with the amendment to our restated certificate of incorporation, as amended, the “Special Meeting Amendments”). This summary of the Special Meeting Amendments is qualified in its entirety by reference to Annex A and Annex B.
Our board of directors believes that the Special Meeting Amendments strike an appropriate balance between enhancing stockholder rights and adequately protecting stockholder interests. The board of directors recognizes that providing stockholders the ability to call special meetings is viewed by some stockholders as an important corporate governance practice. However, special meetings of the stockholders can be potentially disruptive to business operations and to long-term stockholder interests and can cause the company to incur substantial expenses. Accordingly, the board of directors believes that the proposed 25% threshold for requesting that a special meetings of stockholders be called will help balance these considerations and will provide that special meetings are extraordinary events. In addition, the board of directors believes that stockholder-requested special meetings should not be held in close proximity to annual meetings or when the matters to be addressed have been recently considered or are planned to be considered at another meeting. Our board of directors (including each of the chairperson and the chief executive officer) would continue to have the ability to call special meetings of our stockholders in instances when, in the exercise of their fiduciary duties, they determine it is appropriate.

BLUE APRON 2022 PROXY STATEMENT   37

PROPOSAL 4―APPROVAL OF AN AMENDMENT TO ALLOW HOLDERS WHO OWN AT LEAST TWENTY-FIVE PERCENT (25%) IN VOTING POWER OF OUR OUTSTANDING SHARES TO REQUEST THAT A SPECIAL MEETING OF STOCKHOLDERS BE CALLED | Recommendation of Our Board of Directors
In light of our commitment under the September 2021 Purchase Agreement, and upon the recommendation of the nominating and corporate governance committee, our board of directors has determined that it is in the best interests of the company and our stockholders, and has declared it advisable, to amend our restated certificate of incorporation, as amended, as set forth on Annex A to allow holders of record who own (as defined in the By-laws) at least twenty-five percent (25%) in voting power of the company’s outstanding shares of stock and who otherwise fully comply with the requirements set forth in the By-laws to request that a special meeting of the stockholders be called. The board of directors has also conditionally approved the Special Meeting By-law Amendment, which changes, as further described below, will become effective upon the effectiveness of the Certificate of Amendment.
If Proposal 4 is approved, the company intends to file the Certificate of Amendment with the Secretary of State of the State of Delaware promptly following the Annual Meeting, and the amendment to our restated
certificate of incorporation to implement the Stockholder Meeting Proposal will become effective at the time of that filing (unless another effective time is included in the Certificate of Amendment).
The text of the Certificate of Amendment to effect the revisions proposed by Proposal 4 is attached as Annex A to this Proxy Statement. Other than the changes to our restated certificate of incorporation, as amended, that are further discussed in this proxy as shown in the Certificate of Amendment,the Certificate of Amendment effects no further amendments to our restated certificate of incorporation, as amended.
Under the existing supermajority voting provisions set forth in our restated certificate of incorporation, as amended, the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors is required to approve Proposal 4. Abstentions and broker non-votes, if any, have the same effect as votes against Proposal 4.

Recommendation of Our Board of Directors

The board of directors recommends that you vote FOR the Special Meeting Proposal.
Conditional Amendments to the By-laws
If the Special Meeting Proposal is approved by our stockholders at the Annual Meeting, upon the effectiveness of the Certificate of Amendment, the By-laws will be amended to conform to the provisions of the restated certificate of incorporation, as amended, by the Certificate of Amendment in respect of the Special Meeting Proposal, and to specify the procedures for stockholder-requested special meetings. The Special Meeting By-law Amendment is attached to this Proxy Statement as Annex B. The Special Meeting By-law Amendment uses the current definition of stock ownership that applies under Section 1.11(f) of Article I of the By-laws for stockholders who seek to use proxy access. Under this definition, a person will be deemed to “own” only those shares of stock as to which the person possesses (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares. The definition excludes ownership of derivative securities, as detailed further in the By-laws. The board of directors believes that this definition of ownership is an appropriate mechanism to limit stockholders’ ability to request that a special meeting be called to stockholders with full economic interest and voting rights in our stock.
The Special Meeting By-law Amendment would provide that any stockholders seeking to require that the company call a special meeting must furnish information, including the information that would be required when stockholders seek to propose business or nominate directors at a stockholders’ meeting under our advance notice provisions in the By-laws. This is intended to promote transparency and to provide the company and stockholders with comparable information about matters that a stockholder seeks to present for a stockholder vote, whether the stockholder is seeking to use the advance notice process or requesting that the company call a special meeting of stockholders.

38   BLUE APRON 2022 PROXY STATEMENT

PROPOSAL 4―APPROVAL OF AN AMENDMENT TO ALLOW HOLDERS WHO OWN AT LEAST TWENTY-FIVE PERCENT (25%) IN VOTING POWER OF OUR OUTSTANDING SHARES TO REQUEST THAT A SPECIAL MEETING OF STOCKHOLDERS BE CALLED | Recommendation of Our Board of Directors
Under the Special Meeting By-law Amendment, any disposition of shares by the requesting stockholder(s) that count toward the twenty-five percent (25%) ownership threshold will be deemed a revocation of the special meeting request with respect to the shares disposed, and such shares will no longer be counted for purposes of determining whether the twenty-five percent (25%) ownership threshold requirement has been satisfied. If, at any point after 60 days following delivery of an initial special meeting request, unrevoked requests represent less than twenty-five percent (25%) in voting power of the outstanding shares of company stock, the board of directors would have the discretion to cancel the special meeting of stockholders. The requesting stockholder(s) will also be required to update the information provided in the request to ensure that it is true and correct as of the record date for the special meeting, and as of 15 days prior to such special meeting.

BLUE APRON 2022 PROXY STATEMENT   39

 Security Ownership of Certain
Beneficial Owners and Management
AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information known to us regarding the beneficial ownership of our capital stock as of March 31, 2022, for:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Class A common stock;

•
each of our named executive officers;

•
each of our directors; and

•
all of our executive officers and directors as a group.

Applicable percentage ownership is based on 32,660,579 shares of Class A common stock outstanding at March 31, 2022. The number of shares beneficially owned by each stockholder is determined under rules of the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Class A common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days after March 31, 2022 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. At March 31, 2022, there were no outstanding shares of Class B common stock or Class C capital stock.
Unless otherwise indicated, the address of all listed stockholders is c/o Blue Apron Holdings, Inc., 28 Liberty Street, New York, New York 10005. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Name	Shares Beneficially Owned		% of Total Voting Power
	Class A
	Number	%
5% STOCKHOLDERS
Joseph N. Sanberg(1)(12)	16,110,119	38.4%	38.4%(2)
RJB Partners LLC(3)(12)	15,894,576	37.9%	37.9%(2)
Matthew B. Salzberg(4)(12)	3,567,253	10.8%	6.5%
DPH Holdings Ltd.(5)	3,000,000	9.2%	9.2%
Wolf Hill Partners, LP(6)	1,927,044	5.9%	5.9%
NAMED EXECUTIVE OFFICERS AND DIRECTORS
Linda Findley(7)(12)	189,078	*	*
Meredith L. Deutsch(8)(12)	30,853	*	*
Randy Greben(9)(12)	12,615	*	*
Beverly Carmichael	—	*	*
Jennifer Carr-Smith	6,080	*	*
Peter Faricy	6,080	*	*
Brenda Freeman	6,080	*	*
Elizabeth Huebner(10)(12)	44,959	*	*
Amit Shah	—	*	*
ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (13 PERSONS)(11)(12)	389,566	1.2%	1.2%

40   BLUE APRON 2022 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
*
Less than 1%

(1)
Consists of: (i) 214,293 shares of Class A common stock held by Mr. Sanberg; (ii) 1,250 shares of Class A common stock held by Aspiration Growth Opportunities II GP, LLC (of which Mr. Sanberg is managing member); (iii) 6,622,956 shares of Class A common stock held by RJB Partners LLC (of which Mr. Sanberg is managing member); and (iv) 9,271,620 shares of Class A common stock issuable upon the exercise of warrants held by RJB Partners LLC. Does not reflect impact of the exercise caps in the warrants purchased pursuant to the September 2021 Purchase Agreement and February 2021 Purchase Agreement, which prohibit RJB Partners LLC from exercising warrants for such number of shares of Class A common stock to the extent that if the warrants were exercisable, such exercise would result in RJB Partner’s and/or its affiliates owning more than 33% of the aggregate outstanding voting power of the company’s equity interests.

(2)
Pursuant to the September 2021 Purchase Agreement and February 2022 Purchase Agreement, as further described under “Related Person Transactions” of this Proxy Statement, RJB Partners LLC (of which Mr. Sanberg is managing member) and its affiliates under common control are required to vote all shares in excess of 19.9% of the company’s outstanding voting securities in proportion with the company’s other stockholders.

(3)
Consists of: (i) 6,622,956 shares of Class A common stock held by RJB Partners LLC; and (iv) 9,271,620 shares of Class A common stock issuable upon the exercise of warrants held by RJB Partners LLC. Does not reflect impact of the exercise caps in the warrants purchased pursuant to the September 2021 Purchase Agreement and February 2021 Purchase Agreement, which prohibit RJB Partners LLC from exercising warrants for such number of shares of Class A common stock to the extent that if the warrants were exercisable, such exercise would result in RJB Partner’s and/or its affiliates owning more than 33% of the aggregate outstanding voting power of the company’s equity interests.

(4)
The information shown is based upon disclosures filed on a Schedule 13G with the SEC on February 9, 2022 based on holdings as of December 31, 2021 and consists of (i) 1,568,787 shares of Class A common stock held by Mr. M. Salzberg; (ii) 1,316,272 shares of Class A common stock held by Family Trust Created Under Article V of the Matthew Salzberg 2014 Annuity Trust Agreement, for which Mr. M. Salzberg and his father, Barry Salzberg, serve as co-trustees, and for which Mr. M. Salzberg has sole investment control and Mr. B. Salzberg has sole voting control; (iii) 47,139 shares of Class A common stock held by MS 2018 Trust I, for which Mr. M. Salzberg and Mr. B. Salzberg serve as co-trustees, and for which Mr. M. Salzberg has sole investment control and Mr. B. Salzberg has sole voting control; (iv) 47,139 shares of Class A common stock held by MS 2018 Trust II, for which Mr. M. Salzberg and Mr. B Salzberg serve as co-trustees, and for which Mr. M. Salzberg has sole investment control and Mr. B. Salzberg has sole voting control; (v) 166,666 shares of Class A common stock held by The Matthew Salzberg Family 2014 Trust, for which Mr. M. Salzberg serves as a trustee; (vi) 1,250 shares of Class A common stock held by Aspiration Growth Opportunities II GP, LLC, with respect to which Mr. M. Salzberg has shared investment and voting power and (v) 420,000 shares of Class A common stock issuable upon the exercise of warrants held by Mr. M. Salzberg.

(5)
The information shown is based upon disclosures filed on a Schedule 13G/A with the SEC on January 21, 2022 based on holdings as of December 31, 2021 by DPH Holdings Ltd. The address of DPH Holdings Ltd. is: SUITE 3E-1, LANDMARK SQUARE 64 EARTH CLOSE, GRAND CAYMAN E9 KY1-9006.

(6)
The information shown is based upon disclosures filed on a Schedule 13G with the SEC on January 19, 2022 based on holdings as of January 7, 2022 by Wolf Hill Partners, LP. The address of Wolf Hill Partners, LP is: 222 East 46th Street, Suite 403, New York, NY 10017.

(7)
Consists of (i) 138,768 shares of Class A common stock held by Ms. Findley; (ii) 23,870 shares of Class A common stock issuable to Ms. Findley pursuant to restricted stock units vesting within 60 days of March 31, 2022; and (iii) 26,440 shares of Class A common stock issuable upon the exercise of warrants held by Ms. Findley.

(8)
Consists of (i) 24,007 shares of Class A common stock held by Ms. Deutsch; and (ii) 6,846 shares of Class A common stock issuable to Ms. Deutsch pursuant to restricted stock units vesting within 60 days of March 31, 2022.

(9)
Consists of (i) 8,790 shares of Class A common stock held by Mr. Greben; and (ii) 3,825 shares of Class A common stock issuable to Mr. Greben pursuant to restricted stock units vesting within 60 days of March 31, 2022.

(10)
Consists of (i) 36,894 shares of Class A common stock held by Ms. Huebner; and (ii) 8,065 shares of Class A common stock issuable upon the exercise of warrants held by Ms. Huebner.

(11)
Consists of (i) 290,305 shares of Class A common stock; (ii) 64,756, shares of Class A common stock issuable pursuant to restricted stock units vesting within 60 days of March 31, 2022; and (iii) 34,505 shares of Class A common stock issuable upon the exercise of warrants.

(12)
In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Class A common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days after March 31, 2022 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

BLUE APRON 2022 PROXY STATEMENT   41

Executive
COMPENSATION
Executive Compensation Overview

This section describes the material elements of compensation awarded to, earned by or paid to our chief executive officer and our two most highly compensated executive officers (other than our chief executive officer). We refer to this group of executive officers as our “named executive officers.”

For 2021, our named executive officers were:
Linda Findley
President and chief executive officer
Meredith L. Deutsch
General counsel and corporate secretary
Randy Greben
Chief financial officer and treasurer (appointed effective as of January 6, 2021)

This section also provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our	executive officers and is intended to place in perspective the data presented in the tables and narrative discussions that follow.
Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, or paid to each of our named executive officers during the years indicated.
Name and principal position	Year	Salary ($)	Bonus(1) ($)	Stock awards(2) ($)	All other compensation ($)	Total ($)
Linda Findley President and Chief Executive Officer	2021	460,274(3)	250,000	647,000	―	1,357,274
	2020	250,000	187,500	417,914	―	855,414
Randy Greben(4) Chief Financial Officer and Treasurer	2021	458,630(5)	172,631	388,200	―	1,019,461
					―
Meredith L. Deutsch General Counsel and Corporate Secretary	2021	445,000	166,598	342,910	―	954,508
	2020	355,000	266,250	174,609	―	795,859

42   BLUE APRON 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION | Narrative to Summary Compensation Table
(1)
Represents discretionary cash bonuses for the applicable year, paid in the subsequent year. For Mr. Greben, the 2021 bonus amount consists of a discretionary bonus based on the prorated approximate amount of Mr. Greben’s annual performance-based target cash bonus.

(2)
The amounts reported in this column represent the aggregate grant date fair value of the performance-based restricted stock units (“PSUs”) granted to the named executive officers during the applicable year, as computed in accordance with FASB Accounting Standards Codification Topic 718, Compensation—Stock Compensation. Such units are subject to vesting conditions that are tied to the achievement of certain stock price targets and time-based requirements.The assumptions used in calculating the grant date fair value of the PSUs reported in this column are set forth in Note 12 “Share-based Compensation” of our Annual Report on Form 10-K for the year ended December 31, 2021.

(3)
Ms. Findley’s annual base salary increased from $250,000 to $500,000 effective as of February 28, 2021.

(4)
Mr. Greben was not a named executive officer for 2020. Therefore, the Summary Compensation Table includes compensation information for 2021 only.

(5)
Represents salary earned by Mr. Greben for the portion of 2021 during which he was employed by us. Mr. Greben was hired effective January 6, 2021 and was paid a pro rata portion of an annual base salary of $465,000.

Narrative to Summary Compensation Table

We review compensation annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider:
•
compensation for comparable positions in the market,

•
the historical compensation levels of our executives,

•
individual performance as compared to our expectations and objectives,

•
our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and

•
a long-term commitment to our company.

We do not target a specific competitive position or a specific mix of compensation among base salary, bonus or long-term incentives.
Our chief executive officer typically proposes base salary, target bonuses and equity incentive compensation for members of our executive team (excluding himself or herself, as applicable) to the compensation committee. The chief executive officer’s proposals are based on the company’s pay philosophy and methodology and in line with executive compensation for similarly situated executives at peer companies. Our compensation committee then typically reviews and discusses the proposals with the chief executive officer and chief financial officer for all executives other than the chief executive officer. The compensation committee, without the applicable members of management present, further discusses the chief executive officer’s recommendations and ultimately recommends for our board of directors’ approval the base salary, target bonuses and equity incentive compensation of our executive officers for the current year, as well as the amount of executive officer cash bonuses for the prior year, based on the attainment of company and individual goals. The chief executive officer is not present during voting or deliberations regarding her compensation by the compensation committee or the board of directors.

BLUE APRON 2022 PROXY STATEMENT   43

EXECUTIVE COMPENSATION | Narrative to Summary Compensation Table
BASE SALARY
In 2021, we paid annual base salaries to our named executive officers as follows:
Named executive officer	Base salaries ($)
Ms. Findley	500,000
Mr. Greben	465,000
Ms. Deutsch	445,000
These base salaries were determined based on a variety of factors, including using a competitive assessment of similarly situated executives at peer companies, and taking into account customary annual base salary increases, recognizing their individual performance and providing competitive compensation to retain key executives. We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.
ANNUAL BONUS
Our board of directors may, in its discretion, award bonuses to our named executive officers from time to time. We typically establish annual bonus targets based around a set of specified corporate goals for our named executive officers, along with individual goals, and conduct an annual performance review to determine the attainment of such goals. The target bonuses for our named executive officers for 2021 were:
Named executive officer	Target annual bonus, as a percentage of base salary
Ms. Findley	100%
Mr. Greben	75%
Ms. Deutsch	75%
Our management may propose bonus awards to the compensation committee or the board of directors primarily based on such review process and such target percentages. Our compensation committee determines or makes a recommendation to the board of directors regarding eligibility requirements for and the amount of such bonus awards. With respect to 2021, we awarded and paid bonuses to our named executive officers as follows:
Named executive officer	Annual bonus ($)
Ms. Findley	250,000
Mr. Greben	172,631
Ms. Deutsch	166,598
We paid $250,000 to Ms. Findley, which reflected 50% of her annual performance-based target cash bonus based on her annual performance, $172,631 to Mr. Greben, which reflected 50% of his pro-rated annual performance-based target cash bonus, and, $166,598 to Ms. Deutsch, which reflected 50% of her annual performance-based target cash bonus, each as approved by our compensation committee.
EQUITY INCENTIVES
Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, other than for our chief executive officer pursuant to our Stock Ownership Guidelines, we believe that equity grants:
•
provide our executives with a strong link to our long-term performance,

•
create an ownership culture, and

•
help to align the interests of our executives and our stockholders.

In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our compensation committee and board of directors periodically review the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them in the form of stock options, performance stock units (“PSUs”) and/or restricted stock units (“RSUs”). For example, in 2021, the compensation committee determined to shift the company’s equity incentive award strategy from time-based RSU awards to PSU awards with vesting subject to (i) our Class A common stock achieving certain minimum unweighted closing prices per share, averaged over a 30 consecutive trading day period prior to February 25, 2024 and (ii) time-based vesting. In addition, in 2022, the compensation committee determined to shift the company’s equity award strategy for our executive officers to a mix of 50% RSUs and 50% PSUs, with the number of PSUs that could be earned and vest depending on our total stockholder return (“TSR”) over the performance

44   BLUE APRON 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION | Outstanding Equity Awards at Fiscal Year-End
period beginning February 25, 2022 and ending February 25, 2025, relative to the TSR of the group companies in the Russell 2000 Index. The actual number of shares that may vest ranges from 0% to 200% of the PSUs awarded.
On March 1, 2021, our board of directors granted PSU awards representing the right to receive an aggregate amount of 100,000 shares, 60,000 shares and 53,000 shares to each of Ms. Findley, Mr. Greben, and Ms. Deutsch, respectively. The aggregate targeted dollar value of these PSU awards was approximately $1,000,000, $600,000, and $530,500, for each of Ms. Findley, Mr. Greben, and Ms. Deutsch, respectively adjusted, based on the grant methodology described in the following sentence. The number of shares of Class A common stock underlying each such PSU award was determined by dividing the target dollar value of each award by
$10.00. Vesting of 50%, 25% and 25% of the PSUs granted on March 1, 2021 is subject to our Class A common stock achieving certain minimum unweighted closing prices per share averaged over a 30 consecutive trading day period prior to February 25, 2024. PSUs that meet the stock price targets referred to in the prior sentence will vest (i) 50% on the later to occur of (A) the date a stock price target is met and (B) February 25, 2022 and (ii) 50% on February 25, 2024. Any PSUs that have not achieved the performance targets by February 25, 2024 shall expire and have no further force or effect. As of April 29, 2022 none of the performance targets had been met.
The vesting is subject to the named executive officer’s continued service to us on each applicable vesting date.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards held by each named executive officer as of December 31, 2021.
	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested(1) ($)
Linda Findley	―	―	―	―	201,968(2)	1,359,245
Randy Greben	―	―	―	―	60,000(3)	403,800
Meredith L. Deutsch	―	―	―	―	92,952(4)	625,567

(1)
This column represents the market value of the shares underlying RSUs and PSUs as of December 31, 2021, based on the closing price of our Class A common stock, as reported on the NYSE, of $6.73 per share on December 31, 2021.

(2)
Represents RSU awards granted on May 25, 2019, February 27, 2020, May 25, 2020 August 25, 2020, November 25, 2020 and PSU awards granted on March 1, 2021 for 357,400 shares of Class A common stock under our 2017 Equity Incentive Plan. The RSUs and PSUs vest as follows:

(i)
The May 2019 RSU grant vested as to 3.38% of the RSUs on May 25, 2019, 6.25% of the RSUs in equal installments for the 15 quarters thereafter, and the remaining 2.87% on May 25, 2023.

(ii)
The February 2020 RSU grant began vesting on May 25, 2020 and vests in equal quarterly installments of 6.25% until it becomes fully vested on February 25, 2024.

(iii)
The May 2020 RSU grant vested in 8.31% quarterly installments until February 25, 2021 and thereafter vests in equal 6.25% quarterly installments until it becomes fully vested on February 25, 2024.

(iv)
The August 2020 RSU grant vested in 12.5% quarterly installments until February 25, 2021 and thereafter vests in equal 6.25% quarterly installments until it becomes fully vested on February 25,2024.

(v)
The November 2020 RSU grant vested 25% on February 25, 2021 and thereafter vests in equal 6.25% quarterly installments until it becomes fully vested on February 25, 2024.

(vi)
The March 2021 PSU grant will vest of 50%, 25% and 25% of the PSUs is subject to the issuer’s Class A Common Stock achieving certain minimum unweighted closing prices per share averaged over a 30 consecutive trading day period prior to February 25, 2024. PSUs that meet the stock price targets referred

BLUE APRON 2022 PROXY STATEMENT   45

EXECUTIVE COMPENSATION | Equity Compensation Plan Information
to in the prior sentence will vest (i) 50% on the later to occur of (A) the date a stock price target is met and (B) February 25, 2022 and (ii) 50% on February 25, 2024. Any PSUs that have not achieved the performance targets by February 25, 2024 shall expire and have no further force or effect.
The vesting is subject to the named executive officer’s continued service to us on each applicable vesting date.
(3)
Represents PSU awards granted on March 1, 2021 for 60,000 shares of Class A common stock under our 2017 Equity Incentive Plan. The PSUs vest as follows:

(i)
The March 2021 grant will vest of 50%, 25% and 25% of the PSUs is subject to the issuer’s Class A Common Stock achieving certain minimum unweighted closing prices per share averaged over a 30 consecutive trading day period prior to February 25, 2024. PSUs that meet the stock price targets referred to in the prior sentence will vest (i) 50% on the later to occur of (A) the date a stock price target is met and (B) February 25, 2022 and (ii) 50% on February 25, 2024. Any PSUs that have not achieved the performance targets by February 25, 2024 shall expire and have no further force or effect.

The vesting is subject to the named executive officer’s continued service to us on each applicable vesting date.
(4)
Represents RSU awards granted on November 25, 2019, February 27, 2020, May 25, 2020 August 25, 2020, and November 25, 2020, and PSU awards granted on March 1, 2021 for 129,557 shares of Class A common stock under our 2017 Equity Incentive Plan. The RSUs and PSUs vest as follows:

(i)
The November 2019 RSU grant vested as to 25% of the RSUs on November 25, 2020 and thereafter vests in equal quarterly installments through November 25, 2023.

(ii)
The February 2020 RSU grant began vesting on May 25, 2020 in equal quarterly installments of 6.25% until it becomes fully vested on February 25, 2024.

(iii)
The May 2020 RSU grant vested in 8.31% quarterly installments until February 25, 2021 and thereafter vests in equal 6.25% quarterly installments until it becomes fully vested on February 25, 2024.

(iv)
The August 2020 RSU grant vested in 12.5% quarterly installments until February 25, 2021 and thereafter vests in equal 6.25% quarterly installments until it becomes fully vested on February 25, 2024.

(v)
The November 2020 RSU grant vested as to 25% of the RSUs on February 25, 2021 and thereafter vests in equal 6.25% quarterly installments until it becomes fully vested on February 25, 2024.

(vi)
The March 2021 PSU grant will vest of 50%, 25% and 25% of the PSUs is subject to the issuer’s Class A Common Stock achieving certain minimum unweighted closing prices per share averaged over a 30 consecutive trading day period prior to February 25, 2024. PSUs that meet the stock price targets referred to in the prior sentence will vest (i) 50% on the later to occur of (A) the date a stock price target is met and (B) February 25, 2022 and (ii) 50% on February 25, 2024. Any PSUs that have not achieved the performance targets by February 25, 2024 shall expire and have no further force or effect.

The vesting is subject to the named executive officer’s continued service to us on each applicable vesting date.
Equity Compensation Plan Information

Our equity compensation plans consist of our 2012 Equity Incentive Plan and our 2017 Equity Incentive Plan. Prior to our IPO, we granted awards under the 2012 Equity Incentive Plan. Following our IPO, any remaining shares available for issuance under our 2012 Equity Incentive Plan were added to the shares reserved under our 2017 Equity Incentive Plan.

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EXECUTIVE COMPENSATION | Equity Compensation Plan Information
The following table shows certain information concerning all of our equity compensation plans in effect as of December 31, 2021:
Equity compensation plans	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1) ($)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders
2012 Equity Incentive Plan	37,758	97.33	―
2017 Equity Incentive Plan	1,987,070	―	1,453,718
Equity compensation plans not approved by security holders	―	―	―
Total	2,024,828	97.33	1,453,718

(1)
The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying restricted stock units, which have no exercise price.

Potential Payments Upon Termination or Change in Control

The Blue Apron Holdings, Inc. Executive Severance Benefits Plan, adopted by our compensation committee in February 2018 (the “Severance Plan”), provides certain designated eligible full-time executives of the company or any of its subsidiaries whose position generally is at or above the level of Senior Vice President or its equivalent (“Covered Employees”), including our named executive officers, certain severance benefits upon the occurrence of the following events (each, a “Covered Termination”):
•
With respect to Covered Employees other than Ms. Findley, a termination without cause (as defined in the Severance Plan) prior to a change in control (as defined in the Severance Plan);

•
with respect to Ms. Findley, a termination without cause or a resignation for good reason (as defined in the Severance Plan and as modified by Ms. Findley’s offer letter), in either case prior to a change in control; and

•
a termination without cause or a resignation for good reason, in either case within 12 months following a change in control, or, pursuant to Ms. Findley’s offer letter, in Ms. Findley’s case, 24 months following a change in control (a “Change in Control Termination”).

The Severance Plan administrator is our board of directors or a committee thereof designated by our board of directors. Pursuant to the Severance Plan, each Covered Employee who is subject to a Covered Termination is entitled to:
•
continuation of such Covered Employee’s monthly base salary (as defined in the Severance Plan) for a period of 12 months in the case of Ms. Findley, or six months in the case of other Covered Employees (as applicable, the “Severance Period”), following such termination, and with respect to certain executive officers, as provided for in the applicable officer’s offer letter, in the case of a Change in Control Termination, an additional 6 months of base salary continuation;

•
in the event such Covered Employee elects to receive COBRA continuation health coverage following such termination, payment by the company of a portion of the cost of COBRA continuation health coverage for the Covered Employee and his or her applicable dependents through the earliest of:

(i)
the end of the Covered Employee’s Severance Period,

(ii)
the date on which the Covered Employee’s new benefits plan coverage commences with a new employer, and

(iii)
the date on which such COBRA continuation health coverage is no longer in force;

•
at the request of the Covered Employee and as determined in the Severance Plan administrator’s sole discretion, the

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EXECUTIVE COMPENSATION | Prohibition on Hedging and Certain Other Transactions
arrangement of and payment for reasonable outplacement services by the company for up to six months following the Covered Employee’s date of termination of employment;
•
any unpaid annual or other bonus earned in respect of any completed bonus period that ended prior to the date of the Covered Employee’s Covered Termination that the Severance Plan administrator determines to be payable to the Covered Employee in its discretion pursuant to the company’s compensation program(s);

•
solely in the case of a Change in Control Termination, a lump sum payment in an amount equal to the prorated portion of the Covered Employee’s annual target bonus for the year of the Covered Termination; and
•
in the case of a Change in Control Termination, full vesting of any unvested company equity awards held by the Covered Employee that vest based solely on continued service.

All payments and benefits provided under the Severance Plan are contingent upon the execution and effectiveness of a release of claims by the executive in our favor and continued compliance by the executive with any applicable noncompetition, nonsolicitation, and other obligations owed to the company or any of its subsidiaries.

Retirement Benefits

We maintain a retirement plan for the benefit of our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). The 401(k) plan provides that each participant may contribute up to an annual statutory limit. Participants who are at least 50 years old can also contribute additional amounts based on statutory limits for “catch-up” contributions. Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee as directed by participants. Beginning in 2022, our 401(k) plan provides for a company-matching contribution of (1) 100% on contributions up to the first 3% of a participant’s eligible pay and (2) 50% on contributions on the next 2% of a participant’s eligible pay.

Employee Benefits and Perquisites

Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees.
Prohibition on Hedging and Certain Other Transactions

We prohibit our directors, officers, and employees (or any of their family members or designees) from directly or indirectly engaging in the following transactions with respect to securities of the Company:
•
short sales, including short sales “against the box”;

•
purchases or sales of put or call options or other derivative securities based on our securities; or

•
purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of securities of the company.

In addition, we prohibit our directors, officers, and employees from purchasing company securities on margin, borrowing against company securities held in a margin account, or pledging company securities as collateral for a loan.

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EXECUTIVE COMPENSATION | Limitation of Liability and Indemnification
Limitation of Liability and Indemnification

Our restated certificate of incorporation, as amended, limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty or other duty as a director. However, these provisions do not eliminate or limit the liability of any of our directors:
•
for any breach of the director’s duty of loyalty to us or our stockholders;

•
for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•
for voting or assenting to unlawful payments of dividends, stock repurchases or other distributions; or

•
for any transaction from which the director derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.
In addition, our restated certificate of incorporation, as amended, provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.
We maintain a general liability insurance policy that covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, we have entered into indemnification agreements with all of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify each such director and executive officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as one of our directors.
Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our board of directors. We have agreed that we will be the indemnitor of “first resort,” however, with respect to any claims against these directors for indemnification claims that are indemnifiable by both us and their employers. Accordingly, to the extent that indemnification is permissible under applicable law, we will have full liability for such claims (including for the advancement of any expenses) and we have waived all related rights of contribution, subrogation or other recovery that we might otherwise have against these directors’ employers.

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Director
COMPENSATION
Under our non-employee director compensation policy, which was adopted in August 2017 and amended in April 2019, February 2020, September 2020 and May 2021 our non-employee directors receive the cash compensation set forth below, and an annual RSU award grant having an aggregate fair market value of $85,000 ($125,000 prior to September 2020) on the date of grant. Annual RSU awards are made at each annual meeting of stockholders, including the Annual Meeting. Each such RSU award will vest in full on the earlier of the first anniversary of the date of grant and the date of the next annual stockholder meeting following the date of grant. In addition, from and after the date our non-employee director compensation policy was first adopted, new non-employee directors are also eligible for an initial RSU award having an aggregate fair market value of $85,000 on the date of grant, which is the date of such director’s initial election to our board of directors, which amount shall be prorated based on time until the company’s next scheduled annual meeting of stockholders or, if the date of the annual meeting has not been set on the date of grant, the business day following the first anniversary of the last annual meeting. Such RSU award will vest in full on the first anniversary of the grant date. All RSU awards granted to our non-employee directors provide for the immediate acceleration of all vesting thereunder in the event of a change in control. Directors may elect to defer the delivery of the shares of Class A common stock that they would otherwise receive upon the vesting of the RSUs until the earlier of 30 days following the director’s separation from service with the company and a change in control of the company.
Each non-employee director is eligible to receive compensation for his or her service on our board of directors or committees thereof consisting of annual cash retainers paid quarterly in arrears, as follows.

Non-employee director service	Annual cash retainer ($)
Non-employee directors	50,000
Additional annual retainers, for service as:
• Chairperson of the Board	50,000
• Lead independent director, if appointed	20,000
• Chairperson of the Audit Committee	15,000
• Non-chair member of the Audit Committee	7,500
• Chairperson of the Compensation Committee	13,000
• Non-chair member of the Compensation Committee	6,500
• Chairperson of the Nominating and Corporate Governance Committee	9,000
• Non-chair member of the Nominating and Corporate Governance Committee	4,500

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DIRECTOR COMPENSATION
We have a policy of reimbursing our directors for their reasonable out-of-pocket expenses incurred in attending board of directors and committee meetings.
The table below shows all compensation to our non-employee directors serving during 2021.

Name	Fees earned or paid in cash ($)	Stock awards(1)(2) ($)	Total ($)
Jennifer Carr-Smith	85,083	73,090	158,173
Peter Faricy	61,000	73,090	134,090
Brenda Freeman	66,500	73,090	139,590
Elizabeth Huebner	71,500	73,090	144,590
Barry Salzberg(3)	35,417	73,090	108,507
Matthew B. Salzberg(4)	70,833	73,090	143,923

(1)
The values disclosed represent the aggregate grant date fair value of restricted stock units granted to the director, calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the restricted stock unit grants reported in this column are set forth in Note 12 “Share-based Compensation” to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Pursuant to our non-employee director compensation policy, each of Ms. Carr-Smith, Ms. Freeman, Ms. Heubner, Mr. M. Salzberg and Mr. B. Salzberg elected to defer deliver of the shares of our Class A common stock that they would otherwise receive upon the vesting of the annual RSU award for 2021 until the earlier of 30 days following the director’s separation from service with the company and a change in control of the company.

(2)
As of December 31, 2021, the aggregate number of shares of our Class A common stock subject to outstanding stock awards held by our non-employee directors serving during 2021 was as follows:

Name	Aggregate number of stock awards
Jennifer Carr-Smith	12,494
Peter Faricy	12,494
Brenda Freeman	12,494
Elizabeth Huebner	12,494
Barry Salzberg	0
Matthew B. Salzberg	0

(3)
Mr. B. Salzberg resigned from our board of directors effective September 15, 2021. In consideration for his service, the vesting of his outstanding unvested stock awards was accelerated in full.

(4)
Mr. M. Salzberg resigned from our board of directors effective September 15, 2021. In consideration for his service, the vesting of his outstanding unvested stock awards was accelerated in full.

As a general matter, we do not provide any additional compensation to Ms. Findley, our president and chief executive officer, for her service as a member of our board of directors. The compensation related to Ms. Findley’s service as president and chief executive officer of the company paid in 2021 is set forth above under “Executive Compensation—Summary Compensation Table.”
In connection with becoming a public company, our non-employee director compensation policy was developed in 2016, taking into consideration the observations and recommendations of Compensia, a national management consulting firm, who provided survey data of a group of other publicly traded companies of similar size and industries, and considered the overall economic environment and trends and developments in non-employee director compensation. In 2019, Compensia assisted our compensation committee in modifying our non-employee director compensation policy to provide for the payment of additional compensation for service as chairperson of the board by a non-employee based on the peer group data described above and comparable companies within Compensia’s Tech 150. In September 2020, in connection with the refresh of our board of directors, our compensation committee reviewed publicly available data regarding director compensation of comparable companies based on revenue and market capitalization, and modified our non-employee director compensation policy to reduce the amount of annual stock-based compensation paid to non-employee directors from $125,000 to $85,000.

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Certain Relationships
AND RELATED TRANSACTIONS
Policies and Procedures for Related Person Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.
If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our general counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, our audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of our audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between audit committee meetings, subject to ratification by the audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.
A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by our audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, our audit committee will review and consider:
•
the related person’s interest in the related person transaction;

•
the approximate dollar value of the amount involved in the related person transaction;

•
the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•
whether the transaction was undertaken in the ordinary course of our business;

•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•
the purpose of, and the potential benefits to us of, the transaction; and

•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in or is not inconsistent with our company’s best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.
Pursuant to the SEC’s related person transaction disclosure rule, the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of the policy:
•
interests arising only from the related person’s position as a director of another corporation or organization that is a party to the transaction;

•
interests arising only from the direct or indirect ownership by the related person and all other related persons in the aggregate of less than a 10% equity interest (other than a general partnership interest) in another entity which is a party to the transaction;

•
interests arising solely from the ownership of a class of our equity securities if all holders of that class of equity securities receive the same benefit on a pro rata basis;

•
compensation arrangements with executive officers if the compensation has been approved, or recommended to the board of directors for approval, by our compensation committee;

•
compensation for services as a director of our company if such compensation will be publicly reported pursuant to SEC rules;

52   BLUE APRON 2022 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS | Related Person Transactions
•
interests arising solely from indebtedness of a 5% stockholder or an immediate family member of a 5% stockholder;

•
a transaction where the rates or charges involved in the transaction are determined by competitive bids;

•
a transaction that involves the rendering of services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental authority; and

•
a transaction that involves services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

In addition, our board of directors has determined that transactions that are specifically contemplated by our corporate charter or by-laws are not related person transactions for purposes of the policy. The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our compensation committee in the manner specified in its charter.
We did not have a written policy regarding the review and approval of related person transactions prior to our IPO in June 2017. Nevertheless, with respect to such transactions, it was historically the practice of our board of directors to consider the nature of and business reasons for such transactions, how the terms of such transactions compared to those which might be obtained from unrelated third parties and whether such transactions were otherwise fair to and in the best interests of, or not contrary to, our company’s best interests. In addition, all related person transactions historically required prior approval, or later ratification, by our board of directors.

Related Person Transactions

Below we describe transactions since January 1, 2021 to which we were or will be a participant and in which the amounts involved exceeded or will exceed $120,000, and any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
EQUITY PURCHASE AGREEMENTS
September 2021 Purchase Agreement
We are a party to the September 2021 Purchase Agreement, entered into on September 15, 2021, with RJB Partners, an affiliate of Joseph N. Sanberg, an existing holder of the Company’s Class A common stock, and Matthew B. Salzberg, the Company’s co-founder and prior chairperson of the board of directors, pursuant to which the Company completed an equity capital raise for aggregate gross proceeds of $78.0 million, without giving effect to the receipt of any exercise price of any warrants issued in the transactions.
Pursuant to the September 2021 Purchase Agreement, on September 15, 2021, we issued and sold to Mathew B. Salzberg, for an aggregate purchase price of $3.0 million, (i) 300,000 shares of Class A common stock, (ii) warrants to purchase 240,000 shares of Class A common stock at an exercise price of $15.00 per share, (iii) warrants to purchase 120,000 shares of Class A common stock at an exercise price of $18.00 per share, and (iv) warrants to purchase 60,000 shares of Class A common stock at an exercise price of $20.00 per share.
Under the terms of the September 2021 Purchase Agreement, on November 4, 2021, in connection with the closing of our rights offering pursuant to the September 2021 Purchase Agreement, we issued and sold to RJB Partners in a private placement, which we refer to as the Backstop Private Placement, for an aggregate purchase price of $32.7 million, (i) 3,265,813 shares of Class A common stock, (ii) warrants to purchase 2,612,354.58219726 shares of Class A common stock at an exercise price of $15.00 per share, (iii) warrants to purchase 1,306,177.291098630 shares of Class A common stock at an exercise price of $18.00 per share, and (iv) warrants to purchase 653,088.645549316 shares of Class A common stock at an exercise price of $20.00 per share (the securities in clauses (i) through (iv), which we collectively refer to as the Backstop Securities). The Backstop Securities represent that number of shares of the Company’s Class A common stock and warrants that remained unsubscribed for as of the expiration of the subscription period of our rights offering.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS | Related Person Transactions
On November 4, 2021, concurrently with the consummation of the Backstop Private Placement, we also issued and sold to RJB Partners in a separate private placement, for an aggregate purchase price of $30.0 million, (i) 3,000,000 shares of Class A common stock, (ii) warrants to purchase 2,400,000 shares of Class A common stock at an exercise price of $15.00 per share, (iii) warrants to purchase 1,200,000 shares of Class A common stock at an exercise price of $18.00 per share, and (iv) warrants to purchase 600,000 shares of Class A common stock at an exercise price of $20.00 per share.
Each warrant issued under the September 2021 Purchase Agreement has a term of seven years from the date of issuance. Each such warrant may only be exercised for cash, except in connection with certain fundamental transactions, and no fractional shares will be issued upon exercise of the warrants. The warrants are non-transferable, except in limited circumstances, and are not listed or otherwise traded on any stock exchange. The number of shares issuable upon exercise of the warrants and the applicable exercise prices are subject to adjustment in certain events, including (i) dividends or distributions of our shares of Class A common stock, (ii) subdivisions, combinations and certain reclassifications of shares of the Class A common stock, (iii) certain additional issuances of Class A common stock or securities exercisable for or convertible into shares of Class A common stock at a price per share less than the market price for the Class A common stock, (iv) distributions of assets other than Class A common stock, or (v) certain repurchases by us.
The September 2021 Purchase Agreement contains customary representations from us, on the one hand, and RJB Partners, on the other hand. In accordance with the terms of the September 2021 Purchase Agreement, RJB Partners has also agreed to a customary standstill for a period of three years, as well as provisions requiring RJB Partners to vote all of our securities it beneficially owns, and to cause our securities beneficially owned by Joseph N. Sanberg and certain of its or his respective affiliates to be voted, in each case in excess of 19.9% of the total voting power of our outstanding capital stock in the aggregate, in proportion to and in accordance with the vote of all of our stockholders.
Under the September 2021 Purchase Agreement, we also agreed to provide RJB Partners and Matthew B. Salzberg with customary registration rights and to enter into a registration rights agreement with respect to the securities purchased in the private placements, as described below under “November 2021 Registration Rights Agreement.” Further, the September 2021 Purchase Agreement also requires our board of directors to approve specified environmental, social, and corporate governance measures, including the following: (i) using reasonable best efforts to conduct and complete a greenhouse gas emissions inventory survey by December 31, 2021 and to become “carbon neutral” in specified respects from and after March 31, 2022; (ii) establishing a minimum wage of at least $15.00 per hour to all hourly employees and adopting a policy to pay hourly employees wages at least equal to those offered by comparable companies; and (iii) using our reasonable best efforts to cause our nominees for election to the Board at the Annual Meeting to be composed of individuals at least half of whom are women and at least half of whom are persons of color and, if at least half the directors are not women or if at least half of the directors are not persons of color immediately after the Annual Meeting, to increase the size of the Board and appoint new directors, or obtain resignations from then-current directors, such that at least half of the directors are women and at least half of the directors are persons of color. We have further agreed, at the Annual Meeting, to propose amendments to our restated certificate of incorporation), to: (i) permit stockholders representing at least twenty-five percent (25%) of the voting power of our outstanding capital stock to call a special meeting of stockholders and (ii) eliminate the requirements that the affirmative vote of stockholders representing at least sixty-six and two-thirds percent (66-2/3%) of the voting power of our outstanding capital stock be required to (x) remove a director and (y) amend the our Charter or our Bylaws, subject to certain exceptions, as described under “Proposal 3” in this Proxy Statement.
February 2022 Purchase Agreement
On February 14, 2022, we entered into a purchase agreement with RJB Partners, which we refer to as the February 2022 Purchase Agreement, under which we issued and sold to RJB Partners in a private placement, for an aggregate purchase price of $5.0 million, 357,143 units each consisting of (a) 1 share of Class A common stock, (b) 1 warrant to purchase 0.8 shares of Class A common stock at an exercise price of $15.00 per share, (c) 1 warrant to purchase 0.4 shares of Class A common stock at an exercise price of $18.00 per share, and (d) 1 warrant to purchase 0.2 shares of Class A common stock at an exercise price of $20.00 per share. In the aggregate, RJB Partners received (i) 357,143 shares

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS | Related Person Transactions
of Class A common stock, (ii) warrants to purchase 285,714 shares of Class A common stock at an exercise price of $15.00 per share, (iii) warrants to purchase 142,857 shares of Class A common stock at an exercise price of $18.00 per share, and (iv) warrants to purchase 71,429 shares of Class A common stock at an exercise price of $20.00 per share.
The February 2022 Purchase Agreement contains customary representations from us on the one hand, and RJB Partners, on the other hand. In accordance with the terms of the February 2022 Purchase Agreement, RJB Partners has also agreed to a customary standstill for a period of three years, as well as provisions requiring RJB Partners to vote all of our securities it beneficially owns, and to cause our securities beneficially owned by Joseph N. Sanberg and certain of its or his respective affiliates to be voted, in each case in excess of 19.9% of the total voting power of our outstanding capital stock in the aggregate, in proportion to and in accordance with the vote of all of our stockholders.
Each warrant issued under the February 2022 Purchase Agreement has a term of seven years from the date of issuance. Each such warrant may only be exercised for cash, except in connection with certain fundamental transactions, and no fractional shares will be issued upon exercise of the warrants. The warrants will be non-transferable, except in limited circumstances, and will not be listed or otherwise trade on any stock exchange. The number of shares issuable upon exercise of the warrants and the applicable exercise prices will be subject to adjustment in certain events, including (i) dividends or distributions of shares of the Class A common stock, (ii) subdivisions, combinations and certain reclassifications of shares of the Class A common stock, (iii) certain additional issuances of Class A common stock or securities exercisable for or convertible into shares of Class A common stock at a price per share less than the market price for the Class A common stock, (iv) distributions of assets other than Class A common stock, or (v) certain repurchases by us.
REGISTRATION RIGHTS
Investor Rights Agreement
We are a party to an investors’ rights agreement, originally entered into in January 2013 and most recently amended and restated in May 2015, with our significant stockholders, including entities affiliated with Matthew B. Salzberg, Family Trust
Created Under Article V of the Matthew Salzberg 2014 Annuity Trust Agreement and The Matthew Salzberg Family 2014 Trust. The investors’ rights agreement provides these holders the right (unless waived) to request that their shares be included in a registration statement that we are otherwise filing. Pursuant to the investors’ rights agreement, we are required to pay all registration expenses and indemnify these holders with respect to each registration of registrable shares that is affected.
November 2021 Registration Rights Agreement
On November 4, 2021, in connection with the closing of the private placements pursuant to the September 2021 Purchase Agreement, we entered into a registration rights agreement, which we refer to as the November 2021 Registration Rights Agreement, with RJB Partners and Matthew B. Salzberg pursuant to which we agreed, among other things, to file a shelf registration statement before December 3, 2021, with the SEC covering the resale of the shares of Class A common stock and shares of Class A common stock underlying the warrants issued to RJB Partners and Matthew B. Salzberg under the September 2021 Purchase Agreement as well as other shares of Class A common stock held by Mr. Sanberg, an affiliate of RJB Partners, and Matthew B. Salzberg as of the date of the September 2021 Purchase Agreement. Further, at any time the shelf registration statement is not effective, subject to the terms and conditions of the November 2021 Registration Rights Agreement, we are required upon a demand by either RJB Partners or Matthew B. Salzberg, which demand can be made up to four times each, to file and cause to be declared effective a shelf registration statement registering the resale of the registrable securities. In addition, the November 2021 Registration Rights Agreement provides certain piggyback registration rights to RJB Partners and Matthew B. Salzberg; however, so long as a shelf registration statement is effective, then, subject to the terms and conditions of the November 2021 Registration Rights Agreement, we will l have no obligation to allow RJB Partners and Matthew B. Salzberg to exercise their piggyback registration rights and include registrable securities in another registration statement being filed by us. Pursuant to the November 2021 Registration Rights Agreement, we are required to pay all registration expenses and indemnify these holders with respect to each registration of registrable shares that is affected.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS | Related Person Transactions
February 2022 Registration Rights Agreement
Concurrently with the execution of the February 2022 Purchase Agreement, we and RJB Partners entered into a registration rights agreement, which we refer to as the February 2022 Registration Rights Agreement, with respect to the securities purchased under the February 2022 Purchase Agreement, pursuant to which we agreed, among other things, to file a shelf registration statement with the SEC on the earliest of (i) February 14, 2023, (ii) within thirty (30) days of the date requested by RJB Partners and (iii) such other date as mutually agreed by us and RJB Partners, covering the resale of the shares of Class A common stock and shares of Class A common stock underlying the warrants issued to RJB Partners under the February 2022 Purchase Agreement. Further, at any time the shelf registration statement is not effective, subject to the terms and conditions of the February 2022 Registration Rights Agreement, we are required upon a demand by RJB Partners to file and cause to be declared effective a shelf registration statement registering the resale of the registrable securities, provided that RJB Partners and its affiliates are entitled to a total of four demands in the aggregate under the February 2022 Registration Rights Agreement and previous rights granted to such parties by the Company pursuant to the November 2021 Registration Rights Agreement. In addition, the February 2022 Registration Rights Agreement provides certain piggyback registration rights to RJB Partners; however, so long as a shelf registration statement is effective, then, subject to the terms and conditions of the February 2022 Registration Rights Agreement, we will have no obligation to allow RJB Partners to exercise its piggyback registration rights and include registrable securities in another registration statement being filed by us. Pursuant to the February 2022 Registration Rights Agreement, we are required to pay all registration expenses and indemnify these holders with respect to each registration of registrable shares that is effected.
COMMERCIAL AGREEMENTS
Aspiration Gift Card Sponsorship Agreement
On March 11, 2022, we entered into a Gift Card Sponsorship Agreement with Aspiration Carbon Reduction Gateway, LLC, an affiliate of Joseph N. Sanberg and RJB Partners. Pursuant to this agreement, Aspiration Carbon Reduction Gateway, LLC agreed to pay us a sponsorship fee in the amount of $9.0 million to support a marketing program in celebration of meeting our carbon neutrality goal as part of our customer acquisition strategy.
Aspiration Co-Branded Credit Card Agreement
On December 15, 2021, we entered into a non-binding letter of intent, or LOI, for a Co-Branded Credit Card Agreement, or CBCC Agreement, with Aspiration Card Services, LLC, an affiliate of Joseph N. Sanberg and RJB Partners, or Aspiration, for the development, marketing and distribution of a co-branded credit card, or CBCC,. Under the terms of the proposed CBCC Agreement, we and Aspiration will jointly design and launch a CBCC to be distributed by Aspiration to individuals that apply for the CBCC on the Aspiration website through our landing page and who are approved for the CBCC pursuant to Aspiration’s credit standards. We will not bear any responsibility for processing and handling CBCC applications.
The proposed CBCC Agreement is expected to contain customary representations and warranties, and indemnification and other provisions for transactions of this type.
In accordance with the LOI, under the terms of the proposed CBCC Agreement, we will receive payments for each CBCC activated through our landing page, as well as incentive payments calculated based on the qualifying spend of CBCC cardholders, subject to certain limitations and exceptions.
The term of the proposed CBCC Agreement is expected to be 2 years, subject to 1-year renewal periods thereafter.
We expect to sign a definitive proposed CBCC Agreement in the second quarter of 2022, after which we expect to launch the CBCC program.
Aspiration Sustainability and Carbon Credit Agreement
On March 31, 2022, we entered into a Sustainability and Carbon Credit Agreement with Aspiration Sustainable Impact Services, LLC, an affiliate of Joseph N. Sanberg and RJB Partners, or Aspiration Sustainable. Under the terms of the agreement, we agreed to purchase and retire 124,000 metric tons of carbon offsets to meet our goal of being “carbon neutral” by March 31, 2022. We paid an aggregate purchase price of $3.0 for the carbon credits over a 90 day period following the signing of the agreement. Under the terms of the agreement, if we decide to purchase more credits from Aspiration Sustainable

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS | Related Person Transactions
in 2023 or 2024, which we are under no obligation to do, Aspiration Sustainable will cap the pricing on such credits to the per credit amount we paid in 2022.
Aspiration Sustainable also performed the assessment of our carbon footprint that provided us with the basis for determining the amount of carbon offsets we needed to purchase. The fee for these services was waived as a condition of entering into the sustainability and carbon credit agreement.
INDEMNIFICATION AGREEMENTS
Our restated certificate of incorporation, as amended, provides that we will indemnify our officers and directors to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and executive officers.
ARRANGEMENTS WITH EXECUTIVE OFFICERS AND DIRECTORS
For a description of the compensation arrangements that we have with our executive officers and directors, see “Executive Compensation.”

BLUE APRON 2022 PROXY STATEMENT   57

Transaction
OF OTHER BUSINESS
Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

Additional
INFORMATION
Procedures for Submitting Stockholder Proposals

REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE BROUGHT BEFORE THE ANNUAL MEETING
We must receive notice of proposals of stockholders (including director nominations) intended to be presented at the 2023 annual meeting of stockholders but not included in the proxy statement by March 15, 2023, but not before February 13, 2023. However, in the event the 2023 annual meeting of stockholders is scheduled to be held on a date before May 14, 2023, or after August 12, 2023, notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. A stockholder must give written notice of such proposals to us at:
Blue Apron Holdings, Inc. Attention: Corporate Secretary 28 Liberty Street New York, New York 10005
Any nomination must include all the information specified in our amended and restated by-laws, including but not limited to:
•
all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act,

•
the person’s written consent to be named in the proxy statement and to serve as a director if elected, and

•
such information as we might reasonably require to determine the eligibility of the person to serve as a director.

As to other business, the notice must include all information specified in our amended and restated by-laws, including but not limited to:
•
a brief description of the business desired to be brought before the meeting,

•
the reasons for conducting such business at the meeting, and

•
any material interest of such stockholder (and the beneficial owner) in the proposal.

The proposal must be a proper subject for stockholder action. In addition, to make a nomination or proposal, the stockholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Exchange Act) and certain additional information.

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ADDITIONAL INFORMATION | Procedures for Submitting Stockholder Proposals
REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE CONSIDERED FOR INCLUSION IN THE COMPANY’S PROXY MATERIALS
In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2023 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than December 26, 2022. Such proposals must be delivered to:
Blue Apron Holdings, Inc. Attention: Corporate Secretary 28 Liberty Street New York, New York 10005

BLUE APRON 2022 PROXY STATEMENT   59

ANNEX A
CERTIFICATE OF AMENDMENT
TO
RESTATED CERTIFICATE OF INCORPORATION
OF
BLUE APRON HOLDINGS, INC.
Pursuant to Section 242
of the General Corporation Law of the State of Delaware
Blue Apron Holdings, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:
1.      The Restated Certificate of Incorporation of the Corporation (as heretofore amended, the “Restated Certificate”) is hereby amended by deleting Article SIXTH, and inserting the following in lieu thereof:
“SIXTH:   In furtherance and not in limitation of the powers conferred upon it by the General Corporation Law, and subject to the terms of any series of Preferred Stock, the Board of Directors shall have the power to adopt, amend, alter or repeal the By-laws of the Corporation by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present. The stockholders may not adopt, amend, alter or repeal the By-laws of the Corporation or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by the Certificate of Incorporation, by the affirmative vote of the holders of at least a majority of the votes that all the stockholders would be entitled to cast in any annual election of directors or class of directors.
2.      The Restated Certificate is hereby amended by deleting Section 7 of Article TENTH, and inserting the following in lieu thereof:
“7.   Removal. Subject to the rights of holders of any series of Preferred Stock, for so long as the Board of Directors is classified, directors of the Corporation may be removed only for cause and only by the affirmative vote of the holders of at least a majority of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors. At any time that the Board of Directors is no longer classified, directors of the Corporation may be removed with or without cause by the affirmative vote of the holders of at least a majority of the votes which all the stockholders would be entitled to cast in any annual election of directors.”
3.      The Restated Certificate is hereby amended by deleting Section 10 of Article TENTH in its entirety.
4.      The Restated Certificate is hereby amended by deleting Article TWELFTH, and inserting the following in lieu thereof:
“TWELFTH:   Special meetings of the stockholders for any purpose or purposes may be called only by (i) the Board of Directors, (ii) the Chairman of the Board, (iii) the Chief Executive Officer, or (iv) the Secretary of the Corporation upon written request of one or more holders of record who own (as defined in Section 1.11(f) of Article I of the Corporation’s By-laws) in the aggregate, shares of stock with at least 25% of the voting power of the outstanding shares of stock of the Corporation and who have complied in full with the requirements set forth in the Corporation’s By-laws, as now or hereinafter in effect. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting (or any supplement thereto).”
5.      The foregoing amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

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ANNEX B
AMENDMENT
TO THE
AMENDED AND RESTATED BY-LAWS
OF
BLUE APRON HOLDINGS, INC.
The Amended and Restated By-laws (the “By-laws”) of Blue Apron Holdings, Inc., a Delaware corporation, are hereby amended as follows:
1.      Section 1.3 of Article I of such By-laws is hereby amended and restated to read in its entirety as follows:
“1.3 Special Meetings.
(b)      Special meetings of stockholders for any purpose or purposes may be called only by (i) the Board of Directors, (ii) the Chairman of the Board, (iii) the Chief Executive Officer, or (iv) the Secretary of the corporation (the “Secretary”) upon written request (a “Special Meeting Request”) of one or more holders of record who own (as defined in Section 1.11(f) of this Article I) (hereinafter as used in this Section 1.3, “Own”) in the aggregate, shares of stock representing at least 25% of the voting power of the outstanding shares of stock of the corporation (the “Requisite Percentage”) and who have complied in full with the requirements set forth in these By-laws. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting (or any supplement thereto). The corporation may postpone, reschedule or cancel any previously scheduled special meeting of stockholders.
(c)      A Special Meeting Request must be delivered by hand or by registered U.S. mail, postage prepaid, return receipt requested, or courier service, postage prepaid, to the attention of the Secretary at the principal executive offices of the corporation. A Special Meeting Request shall be valid only if it is signed and dated by each stockholder of record submitting the Special Meeting Request and the beneficial owners, if any, on whose behalf the Special Meeting Request is being made, or such stockholder’s or beneficial owner’s duly authorized agent (each, a “Requesting Stockholder”) collectively representing the Requisite Percentage, and includes (A) a statement of the specific purpose(s) of the special meeting, the matter(s) proposed to be acted on at the special meeting and the reasons for conducting such business at the special meeting; (B) as to any director nominations proposed to be presented at the special meeting and any matter (other than a director nomination) proposed to be conducted at the special meeting and as to each Requesting Stockholder, the information, statements, representations, agreements and other documents that would be required to be set forth in or included with a stockholder’s notice of a nomination pursuant to Sections 1.10 of this Article I (including, without limitation of the foregoing, any nominee’s written consent to being named in the corporation’s proxy statement as a nominee and to serving as a director if elected) and/or a stockholder’s notice of business proposed to be brought before a meeting pursuant to Section 1.12 of this Article I (including, without limitation of the foregoing, the text of any resolutions proposed to be considered and, in the event that such business includes a proposal to amend the By-laws, the exact text of the proposed amendment), as applicable; (C) a representation that a Requesting Stockholder or a qualified representative thereof intends to appear in person or by proxy at the special meeting to present the nomination(s) or business to be brought before the special meeting; (D) an agreement by the Requesting Stockholders to notify the corporation promptly in the event of any disposition prior to the date of the special meeting of shares of the corporation owned beneficially or of record and an acknowledgement that any such disposition shall be deemed to be a revocation of such Special Meeting Request with respect to such disposed shares; and (E) documentary evidence that the Requesting Stockholders Own the Requisite Percentage; provided, however, that if the Requesting Stockholders are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the Special Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request, such documentary evidence must

BLUE APRON 2022 PROXY STATEMENT   B-1

be delivered to the Secretary within 10 days after the date on which the Special Meeting Request is delivered to the Secretary) that the beneficial owners on whose behalf the Special Meeting Request is made beneficially Own the Requisite Percentage. In addition, the Requesting Stockholders and the beneficial owners, if any, on whose behalf the Special Meeting Request is being made shall (x) further update and supplement the information provided in the Special Meeting Request, if necessary, so that the information provided or required to be provided therein shall be true and correct as of the record date for the special meeting and as of the date that is 15 days prior to the special meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered by hand or by registered U.S. mail, postage prepaid, return receipt requested, or courier service, postage prepaid, to the Secretary at the principal executive offices of the corporation not later than 10 days after the later of the record date for the meeting or the date notice of the record date is first publicly disclosed in the case of the update and supplement required to be made as of the record date and not later than 15 days prior to the date of the special meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of 15 days prior to the special meeting or any adjournment or postponement thereof and (y) promptly provide any other information reasonably requested by the corporation. For purposes of this Section 1.3, to be considered a “qualified representative of a Requesting Stockholder”, a person must be authorized by a written instrument executed by such Requesting Stockholder or an electronic transmission delivered by such Requesting Stockholder to act for such Requesting Stockholder as proxy at the special meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, at the special meeting of stockholders.
(d)      A Special Meeting Request shall not be valid, and a special meeting requested by stockholders shall not be held, if (A) the Special Meeting Request does not comply with this Section 1.3; (B) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law (as determined in good faith by the Board of Directors); (C) the Special Meeting Request is delivered during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the earlier of (x) the date of the next annual meeting and (y) 30 days after the first anniversary of the date of the immediately preceding annual meeting; (D) an identical or substantially similar item (as determined in good faith by the Board of Directors, a “Similar Item”), other than the election of directors, was presented at an annual or special meeting of stockholders held not more than 12 months before the Special Meeting Request is delivered; (E) a Similar Item was presented at an annual or special meeting of stockholders held not more than 120 days before the Special Meeting Request is delivered; (F) a Similar Item is included in the corporation’s notice of meeting as an item of business to be brought before an annual or special meeting of stockholders that has been called but not yet held or that is called for a date within 90 days of the receipt by the corporation of a Special Meeting Request; or (G) the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Exchange Act (as defined in Section 1.10) or other applicable law. For purposes of this Section 1.3(c), except as otherwise specified herein, the election of directors shall be deemed to be a “Similar Item” with respect to all items of business involving the election or removal of directors, changing the size of the Board of Directors and the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors. Any determination made by the Board of Directors under this Section 1.3 shall be conclusive and binding on the corporation and its stockholders.
(e)      Special meetings of stockholders called pursuant to this Section 1.3 shall be held at such place, if any, on such date, and at such time as the Board shall fix; provided, however, that a special meeting called pursuant to Section 1.3(a)(iv) shall not be held more than 90 days after receipt by the corporation of a valid Special Meeting Request.
(f)      The Requesting Stockholders may revoke a Special Meeting Request by written revocation delivered by hand or by registered U.S. mail, postage prepaid, return receipt requested, or courier service, postage prepaid, to the Secretary at the principal executive offices of the corporation at any time prior to the special meeting. If, at any point after 60 days of the first date on which a

B-2   BLUE APRON 2022 PROXY STATEMENT

Special Meeting Request is delivered to the corporation, the unrevoked requests from Requesting Stockholders (whether by specific written revocation or deemed revocation pursuant to clause (D) of paragraph (b) of this Section 1.3) represent in the aggregate less than the Requisite Percentage, the Board of Directors, in its discretion, may cancel the special meeting.
(g)      In determining whether a valid Special Meeting Request has been delivered by the Requesting Stockholders representing in the aggregate at the least the Requisite Percentage, multiple requests delivered to the Secretary of the corporation will be considered together only if (A) each such request identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting, in each case as determined by the Board of Directors (which, if such purpose is the election or removal of directors, changing the size of the Board and/or the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors, will mean that the exact same person or persons are proposed for election or removal in each relevant request), and (B) such requests have been dated and delivered by hand or by registered U.S. mail, postage prepaid, return receipt requested, or courier service, postage prepaid, to the Secretary of the corporation within 60 days of the first date on which a request is delivered to the corporation in accordance with this Section 1.3.
(h)      If none of the Requesting Stockholders appear or send a qualified representative to present the nomination and/or business to be presented for consideration as specified in the Special Meeting Request, the corporation need not present such nomination and/or business for a vote at the special meeting, notwithstanding that proxies in respect of such nomination and/or business may have been received by the corporation. Except as otherwise set forth in these By-laws, the chairman of the special meeting shall have the power and duty to determine whether any business proposed to be brought by the Requesting Stockholders was proposed in accordance with the provisions of this Section 1.3.
(i) Business transacted at any special meeting called pursuant to this Section 1.3 shall be limited to (A) the purpose(s) stated in the valid Special Meeting Request received from the Requisite Percentage of record holders and (B) any additional matters that the Board determines to include in the corporation’s notice of the special meeting.”
2.      Section 1.10(b) of Article I of such By-laws is hereby amended and restated to read in its entirety as follows:
“(b)      For any nominations to be properly brought before a meeting by a stockholder pursuant to clause (ii) of Section 1.10(a), the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder’s notice must be received in writing by the Secretary at the principal executive offices of the corporation as follows: (i) in the case of an election of directors at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, a stockholder’s notice pursuant to this Section 1.10 must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (ii) in the case of an election of directors at a special meeting of stockholders, provided that (A) the Board of Directors, the Chairman of the Board or the Chief Executive Officer has determined that directors shall be elected at such special meeting, or (B) a valid Special Meeting Request has been delivered providing for the election of directors, in each case in accordance with Section 1.3, and provided further that the nomination made by the stockholder is for one of the director positions that will be filled at such special meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (x) the 90th day prior to such special meeting and (y) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such

BLUE APRON 2022 PROXY STATEMENT   B-3

special meeting was made, whichever first occurs. In no event shall the adjournment or postponement of a meeting (or the public disclosure thereof) commence a new time period (or extend any time period) for the giving of a stockholder’s notice.”
3.      Except as expressly modified hereby, the By-laws and all of the provisions contained therein shall remain in full force and effect.
*   *   *

B-4   BLUE APRON 2022 PROXY STATEMENT

Blue Apron Holdings, Inc.
28 Liberty Street
New York, NY 10005
investors.blueapron.com

Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas. Annual Meeting Proxy Card !IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.!Annual Meeting Proxy CardProposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3(a), A 3(b), 3(c) and 4. 1. Election of Class II Directors: For Withhold 01 - Jennifer Carr-Smith 02 - Brenda Freeman For Against Abstain For Against Abstain2. To ratify the appointment of Ernst & Young LLP as ourindependent registered public accounting firm for the fiscal yearending December 31, 2022 3. To approve amendments to our restated certificate of incorporation, asamended, to remove the following supermajority voting requirements,which are being presented as three separate subproposals:For Against Abstain3(a). To eliminate the supermajority voting requirement to amend ouramended and restated bylaws3(b). To eliminate the supermajority voting requirements to amendcertain provisions of our restated certificate of incorporated,as amended3(c). To eliminate the supermajority voting requirement to removedirectors4. To approve an amendment to our restated certificate ofincorporation, as amended, to allow holders who own atleast twenty-five (25%) in voting power of our outstandingshares of stock to request that a special meeting ofstockholders be calledFor Against Abstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

The 2022 Annual Meeting of Stockholders of Blue Apron Holdings, Inc. will be held onMonday, June 13, 2022 at 10:00 A.M. Eastern Time, virtually via the Internet at www.meetnow.global/MYTZZ5R. !IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.!Proxy — Blue Apron Holdings, Inc. Notice of 2022 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — June 13, 2022The undersigned stockholder hereby appoints Linda Findley and Meredith L. Deutsch, or any of them, as proxies, each with power of substitution, and herebyauthorizes them to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at theAnnual Meeting of Stockholders of Blue Apron Holdings, Inc. to be held on June 13, 2022, held virtually at www.meetnow.global/MYTZZ5R, or at any postponementor adjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the electionof the director nominees listed in Proposal 1, FOR Proposal 2, 3(a), 3(b), 3(c) and 4.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.Please vote, sign, date and return this proxy card promptly using the enclosed return envelope or vote by telephone or the Internet.(Items to be voted appear on reverse side.)